UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
 MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-10401

Trust for Professional Managers
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI  53202
(Address of principal executive offices) (Zip code)

Rachel A. Spearo
U.S. Bancorp Fund Services, LLC
 615 East Michigan Street
Milwaukee, WI  53202
(Name and address of agent for service)

(414) 765-5384
Registrant's telephone number, including area code

Date of fiscal year end: May 31, 2013

Date of reporting period:  November 30, 2012

Item 1. Reports to Stockholders.

Semi-Annual Report

November 30, 2012

Schooner Fund
Class A
(SCNAX)

Class I
(SCNIX)

Schooner Global Absolute Return Fund

(SARIX)

Investment Advisor

Schooner Investment Group, LLC
676 East Swedesford Road
Suite 130
Wayne, Pennsylvania 19087

Phone: 866-724-5997

Table of Contents

LETTERS TO SHAREHOLDERS	3

EXPENSE EXAMPLES	9

INVESTMENT HIGHLIGHTS	11

SCHOONER FUND
SCHEDULE OF INVESTMENTS	17
SCHEDULE OF OPTIONS WRITTEN	23

SCHOONER GLOBAL ABSOLUTE RETURN FUND
SCHEDULES OF INVESTMENTS AND
SECURITIES SOLD SHORT	24
SCHEDULE OF OPEN FUTURES CONTRACTS	25
SCHEDULE OF OPEN SWAP CONTRACTS	27

STATEMENTS OF ASSETS AND LIABILITIES	28

STATEMENTS OF OPERATIONS	30

STATEMENTS OF CHANGES IN NET ASSETS	32

FINANCIAL HIGHLIGHTS	34

NOTES TO FINANCIAL STATEMENTS	40

BASIS FOR TRUSTEES’ APPROVAL OF INVESTMENT
ADVISORY AGREEMENT	58

NOTICE OF PRIVACY POLICY & PRACTICES	62

ADDITIONAL INFORMATION	63

Schooner Fund (SCNAX)
Semi-Annual Shareholder Letter

Dear Fellow Shareholders,

For the six month period ended November 30, 2012, the Fund returned -0.63% (SCNAX).  Although this loss is small for the period, we don’t like losing.  Yet we certainly prefer it to the portfolio gutting losses that can occur quite suddenly.  It was a challenging environment for the Fund, and as always, we maintained very robust and active hedges throughout the period with a focus on capital preservation.  We always use an assortment of hedging strategies/tools in varying volatility environments to construct portfolios with asymmetric return profiles and strive for the best possible risk adjusted setups that focus on capital preservation.  The activity surrounding the transitioning from a neutral/expensive volatility pricing environment to a cheap volatility pricing environment ultimately accounted for the underperformance for the period.

The Fund made that transition during the past 6 month period, with the preferred hedging strategy moving away from an actively managed single name covered call strategy.  The primary hedging vehicle has transitioned to utilizing index related puts.  The current composition of the portfolio is a highly diversified, sector weighted, mostly outright large cap U.S. stocks and convertible securities with an overlay of actively managed puts.  This is not the first time the Schooner team has managed portfolios in a similar environment.  We have experience trading all of these strategies in all types of volatility environments over the last 20 years.

A great deal of our efforts are spent understanding the players in the volatility market, what their motivations and needs are, and how this translates to volatility pricing and the opportunity to effectively and efficiently use options as hedging tools.  The past year has seen a number of changes in the options marketplace, both in participants and market structure.  Yield starved harvesters and enhancers (investors seeking higher yields), coupled with the parade of new products has in aggregate resulted in changes that can be broadly characterized as implied volatility dampening (suppressive of option prices).  The benefit of this phenomenon is that it allows for some excellent risk adjusted hedging opportunities.

We are directionally long the equity market and have positive gamma (the equity derivative term for convexity).  Simply put that means big moves (regardless of direction) are great, medium moves are ok, and flattish moves tend to be a drag on performance.  With this profile we are long realized volatility, the single most important factor in performance relative to our net stock exposure is how much the market actually moves.  The implied volatility is the price that we pay to have this position.  If realized volatility is greater than implied volatility we should outperform to our pure net long exposure.  We want to buy cheap options and subsequently experience high realized volatility that may allow us to capture asymmetric returns.  We believe the current characteristics of the portfolio make the Fund an attractive diversifier for investors.

The current return profile of the Fund is designed with a focus on maintaining principal while preparing for what we believe to be an inevitable global catalyst, whether that be the bottleneck rush to the exit or the politicians singing Kumbaya as the “fiscal cliff” and European debt crisis are solved.  We expect that following any resolution, positive or negative, we would begin an upward shift of our net long exposure (likely to the 60% range) giving the Fund a bit more exposure in equity, yet maintain our long gamma profile as our primary hedging mechanism until there is a meaningful change in the supply/demand dynamics within the volatility markets.

As you know, at Schooner we are not “perma” anything, bull or bear, but simply strive to use our volatility based trading strategies to deliver superior risk-adjusted returns.  The strategies employed by Schooner are designed with the goal of lowering portfolio volatility and lowering risk, while offering upside capture potential.  2013 will undoubtedly create many opportunities and challenges for equity investors.  We look forward to serving our shareholders.  Thank you for your ongoing trust and confidence.

Sincerely,

Greg Levinson
Portfolio Manager

	Cumulative 11.30.12			Annualized 11.30.12
			Since			Since
*Inception 8.29.08	YTD	3 YR	Inception*	1 YR	3 YR	Inception*
Without Maximum Sales Charge
Schooner Fund (SCNAX)	2.18%	15.76%	26.68%	3.27%	5.00%	5.72%
Morningstar Long/Short Category	3.14%	2.94%	-2.48%	2.97%	0.97%	-0.59%
S&P 500	14.96%	37.67%	21.45%	16.13%	11.25%	4.67%
With 4.75% Maximum Sales Charge
Schooner Fund (SCNAX)	-2.69%	10.26%	20.64%	-1.64%	3.31%	4.51%

Gross Expense Ratio:	SCNAX 1.99%,
Net Expense Ratio:	SCNAX 2.02%,
Expense Cap:	SCNAX 1.99%,

The Advisor has contractually agreed to waive fees through September 28, 2022.  The net expense ratio includes dividends and interest expense, acquired fund fees and expenses & the recoupment of previously waived expenses, thus the net expense ratio could be higher than the gross expense ratio.  The Advisor has agreed to waive its management fees and/or to reimburse expenses of the Fund to ensure that total Annual Fund Operating Expense Cap (exclusive of taxes, leverage, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividends on short positions, acquired fund fees and expenses and extraordinary or non-recurring expenses, such as litigation) do not exceed 1.99% of the Fund’s average annual net assets, at least through September 28, 2022 and for an indefinite period thereafter.

Performance data current to the most recent month end, contact your financial professional or call Schooner Funds at 1-866-724-5997.  The performance data contained within this material represents past performance, which does not guarantee future results.  The return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than the original cost.  The Fund’s current performance may be higher or lower and is subject to substantial changes.  Performance figures assume that all distributions are reinvested.  Performance quoted without sales charges would be reduced if sales charges were applied.  Total return is based on net change in NAV assuming reinvestment of distributions.  Performance without the sales charge does not reflect the current maximum sales charge of 4.75%.  Had the sales charge been included, the Fund’s returns would have been lower.

								Max
9.1.08 - 11.30.12	Annualized	Std	Best	Worst			Sharpe	Drawdown
Source Morningstar Direct	Return %	Dev %	Qtr %	Qtr %	Beta	Alpha	Ratio	%
Schooner Fund (SCNAX)	5.72	11.41	13.67	-7.63	0.53	2.69	0.53	-19.41
Morningstar Long/Short
Category	-0.30	8.03	6.43	-8.51	0.39	-2.64	-0.02	-18.08
S&P 500	4.67	19.75	15.93	-21.94	1.00	0.00	0.32	-41.82

Opinions expressed in this letter are those of the Advisor, are subject to change at any time, are not guaranteed and should not be considered investment advice.

Mutual fund investing involves risk; principal loss is possible.  Investments in debt securities typically decrease in value when interest rates rise.  This risk is usually greater for longer-term debt securities.  The Fund may also use options and futures contracts, which have the risks of unlimited losses of the underlying holdings due to unanticipated market movements and failure to correctly predict the direction of securities prices, interest rates and currency exchange rates.  The investment in options is not suitable for all investors.  The Fund may hold restricted securities purchased through private placements.  Such securities can be difficult to sell without experiencing delays or additional costs.  Covered calls may limit the upside potential of a security and puts may obligate a purchase of a security in unfavorable market conditions.

Diversification does not assure a profit or protect against loss in a declining market.

Alpha is a measure of performance on a risk-adjusted basis.  Alpha takes the volatility (price risk) of a mutual fund and compares its risk-adjusted performance to a benchmark index.  The excess return of the fund relative to the return of the benchmark index is a fund’s alpha.

Beta is a measure of the systematic risk of a portfolio in comparison to the market as a whole.  It is defined as the correlation between the excess returns of the portfolio and the excess returns of the market benchmark index multiplied by the annualized volatility of the portfolio divided by the annualized volatility of the benchmark index.

Convexity is a measure of the curvature in the relationship between market returns and Fund returns.  Convexity is used as a risk-management tool, and helps to measure and manage the amount of market risk to which a portfolio is exposed.

Drawdown is the peak-to-trough decline during a specific record period of an investment, fund or commodity.  A drawdown is usually quoted as the percentage between the peak and the trough.

Gamma is the rate of change for delta with respect to the underlying assets price.

The Sharpe ratio is a ratio developed to measure risk-adjusted performance.  The Sharpe ratio tells us whether a portfolio’s returns are due to smart investment decisions or a result of excess risk.

Standard deviation is applied to the annual rate of return of an investment to measure the investment’s volatility.  Standard deviation is also known as historical volatility and is used by investors as a gauge for the amount of expected volatility.

The S&P 500 Total Return Index tracks both the capital gains of the S&P 500 and any cash distributions, such as dividends, and assumes these distributions are reinvested.  Looking at an index’s total return displays a more accurate representation of performance.  It is not possible to invest directly in an index.

The VIX is the ticker symbol for the Chicago Board Options Exchange (CBOE) Volatility Index, which shows the market’s expectation of 30-day volatility.  It is constructed using the implied volatilities of a wide range of S&P 500 index options.  The VIX is a widely used measure of market risk and is often referred to as the “investor fear gauge.”

Each Morningstar category average represents a universe of funds with similar investment objectives.

Schooner Global Absolute Return Fund (SARIX)
Semi-Annual Shareholder Letter

Dear Shareholders:

The last six months have certainly been eventful: the Fed announcement in September of a major new round of quantitative easing (QE3), a Presidential election in November, on-going attempts by European policymakers to deal with their debt crises, and at times conflicting news out of China regarding the possibility of a hard (or soft) landing.  All have created uncertainty in the financial markets, with periods of euphoria followed by dissipation of that euphoria.

As we write this letter, the markets again face uncertainty as the President and Congress attempt to avert the so-called “fiscal cliff”.  Receiving less attention, but looming in the background, another potential debt ceiling battle could arise in February or March of 2013.  Finally, the Fed has also unveiled QE4 to complement its on-going QE3.  Both QE3 and QE4 announcements were precedent-setting, QE3 in its open-ended nature (no pre-defined end date) and QE4 in that, in its announcement, the Fed revealed numerical targets for both unemployment and inflation.  Both cases could be seen as attempts by the Fed to establish its “dovish credibility”.

The combination of all these policy changes and uncertainties has certainly created a challenging investment environment.  We believe that such an environment makes a strong case for diversifying, non-correlated investments, which of course is one of our goals in managing SARIX: to create an investment product with low correlation to the traditional asset classes of long-only stocks and bonds by taking long and short positions in multiple asset classes — equities, fixed income, currencies, commodities, and volatility (VIX) — both in the US and internationally.  Indeed, among hedge fund categories, global macro and managed futures investments have historically been among the least correlated to equity markets.

Those of you that have followed our Fund closely might have noticed that commodities have been added to our list of asset classes above.  Indeed, in September we added a commodities sub-strategy to SARIX.  Over the last several years, the Fed and other central banks have embarked on extraordinary efforts to deal with the aftermath of the 2008 financial crisis, the abovementioned QE3 and QE4 being the latest examples.  Such accommodative policy has the potential to create inflationary pressures and, in turn, to create dislocations and investment opportunities in inflation-sensitive assets.  Commodities, as many of you may know, are extremely sensitive to inflation and inflation shocks.  Over the last few years, we have directed much of our research efforts towards understanding commodities, and the culmination of that effort is the sub-strategy that we rolled out live in September.  The fact that the roll out coincided with QE3 we believe is fortuitous, and we believe that we will be well positioned to deal with inflation-related dislocations in the future, should they occur.

One final event of the last six months: SARIX passed its one-year anniversary on November 7.  Our first year has actually been a tough one for global macro and managed futures funds in general.  From SARIX inception on November 7, 2011, to November 30, 2012, the HFRX Macro: Systematic Diversified CTA (HFRXSDV) Index returned -7.59%, while the Morningstar Managed Futures Category returned -7.95%.  SARIX returned -2.91% over this same period.  For the six months ended November 30, 2012 (5/31/12-11/30/12), the HFRXSDV Index returned -7.51%, and the Morningstar Managed Futures Category returned -6.65%.  Over this same period, SARIX returned -1.32%.

			HFRX Macro:
			Systematic	Morningstar	BofA ML 3-Month
		SARIX	Diversified CTA	Managed Futures	U.S. T-Bill Index
Inception to Date	11/7/11-11/30/12	-2.91%	-7.59%	-7.95%	0.09%
1 year	11/30/11-11/30/12	-2.76%	-7.42%	-7.13%	0.09%

Performance reflects a net expense ratio of 2.32% pursuant to the waiver the advisor has contractually agreed to through 9/28/22.  Gross annual fund operating expense ratio is 3.49%.  This waiver can only be terminated by, or with the consent of the Board of Trustees of the Trust for Professional Managers.  For performance data current to the most recent month end, contact your financial professional or call Schooner Funds at 1-866-724-5997.  The performance data contained within this material represents past performance, which does not guarantee future results.  The return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than the original cost.  The Fund’s current performance may be higher or lower and is subject to substantial changes.  Performance figures assume that all distributions are reinvested.

As for why macro and managed futures managers have seemed to encounter so much difficulty in recent times, some have speculated that the frequent interventions by central banks and other government authorities have contributed to “choppiness” in the markets.  Many managed futures strategies involve identifying trends or momentum in markets.  The interventions, some have argued, have “cut off” trends prematurely, limiting the effectiveness of trend-following and momentum based strategies.  In SARIX’s case, momentum signals are part of our models, but we use other signals as well.  Part of our outperformance may be explained by avoiding overreliance on trend-following and momentum signals.  Furthermore, many managed futures strategies seem to be restricted to futures in equities, fixed income, currencies, and commodities.  In addition to these traditional futures asset classes, we also trade volatility (VIX) futures, as mentioned above, as well as ETFs on indexes where no appropriate futures contracts exist, which we believe allows us to exploit additional investment and diversification opportunities.  Finally, as we have discussed in other communications, we believe that our active risk management, which adapts to changes in overall volatilities, relative volatilities, and correlations, is an essential part of our strategy and helps manage risk during difficult times.  We believe that all of these factors, in combination, differentiate us from other managed futures funds and have the potential to serve investors well in the future.

Sincerely,

Brian Chen
Alec Petro
Portfolio Managers

Opinions expressed in this letter are those of the Advisor, are subject to change at any time, are not guaranteed and should not be considered investment advice.

The Fund will invest in derivatives, including futures, swaps and forward foreign currency contracts, which may be more volatile than investments directly in the underlying securities, involve additional costs and may involve a small initial investment relative to the risk assumed.  In addition, derivatives are subject to futures risk, swap agreement risk, liquidity risk, interest rate risk and credit risk.  Exposure to commodity markets through investments in commodities futures contracts may subject the Fund to greater volatility than investments in traditional securities.  Changes in foreign currency exchange rates will affect the value of what the Fund owns and the Fund’s share price.  The Fund invests in foreign securities which involve political, economic and currency risks, greater volatility and differences in accounting methods.  Investments in debt securities typically decrease in value when interest rates rise.  This risk is usually greater for longer-term debt securities.  Short selling involves the risk of potentially unlimited increase in the market value of the security sold short, which could result in potentially unlimited loss for the Fund.  Because the Fund invests in ETFs, it is subject additional risks that do not apply to conventional mutual funds, including the risks that the market price of an ETF’s shares may trade at a discount to its NAV, an active secondary trading market may not develop or be maintained, or trading may be halted by the exchange in which they trade, which may impact a fund’s ability to sell its shares.  The Fund is nondiversified, meaning it may concentrate its assets in fewer individual holdings than a diversified fund.  Therefore, the Fund is more exposed to individual stock volatility than a diversified fund.  This investment may not be suitable for all investors.  Investments in absolute return strategies are not intended to outperform stocks and bonds during strong market rallies.  Growth stocks typically are more volatile than value stocks; however, value stocks have a lower expected growth rate in earnings and sales.

Diversification does not assure a profit or protect against loss in a declining market.

Fund holdings and sector allocations are subject to change at any time and should not be considered a recommendation to buy or sell any security.  Please refer to the schedule of investments.

Correlation is a statistical measure of how two securities move in relation to each other.

The HFRX Macro: Systematic Diversified CTA Index, calculated by Hedge Fund Research, Inc., tracks the performance of systematic macro strategies.  Macro strategy managers trade a broad range of strategies in which the investment process is predicated on movements in underlying economic variables and the impact these have on equity, fixed income, hard currency and commodity markets.  Systematic diversified strategies have investment processes typically as a function of mathematical, algorithmic, and technical models, with little or no influence of individuals over the portfolio positioning.

Each Morningstar category average represents a universe of funds with similar investment objectives.  The VIX is a widely used measure of market risk and is often referred to as the “investor fear gauge”.  It is not possible to invest directly in an index.

SCHOONER FUNDS
Expense Examples
(Unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including advisory fees, distribution and service (12b-1) fees and other fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds, and to compare these costs with the ongoing costs of investing in other mutual funds. The Examples are based on investments of $1,000 invested at the beginning of the period and held for the entire period (6/1/12 – 11/30/12) for Schooner Fund Class A and Schooner Global Absolute Return Fund, and for the period (6/22/12 – 11/30/12) for Schooner Fund Class I.

Actual Expenses

The first lines of the following tables provide information about actual account values and actual expenses. If you purchase Class A shares of the Schooner Fund you will pay a maximum initial sales charge of 4.75% when you invest. In addition, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent. If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Funds’ transfer agent. IRA accounts will be charged a $15.00 annual maintenance fee. To the extent the Funds invest in shares of exchange-traded funds or other investment companies as part of their investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which each Fund invests in addition to the expenses of the Funds. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the Examples. The Examples include, but are not limited to, management fees, 12b-1 fees, fund administration and accounting, custody and transfer agent fees. You may use the information in these lines, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second lines of the following tables provide information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds. Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second lines of the tables are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

SCHOONER FUNDS
Expense Examples (Continued)
(Unaudited)

	Schooner Fund – Class A
	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	6/1/2012	11/30/2012	6/1/2012–11/30/2012(1)
Actual(2)	$1,000.00	$ 993.70	$ 9.95
Hypothetical(3)	$1,000.00	$1,015.09	$10.05

(1)
Expenses are equal to the Fund’s annualized expense ratio of 1.99%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).  Excluding dividends on short positions and interest expense, the Fund’s annualized expense ratio is 1.99%.

(2)	Excluding dividends on short positions and interest expense, your actual cost of investing in the Fund would be $9.95.
(3)	Excluding dividends on short positions and interest expense, your hypothetical cost of investing in the Fund would be $10.05.

	Schooner Fund – Class I
	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	6/22/2012*	11/30/2012	6/22/2012–11/30/2012(1)
Actual(2)	$1,000.00	$ 992.00	$7.20
Hypothetical(3)	$1,000.00	$1,014.41	$7.28

*	Commencement of operations.
(1)
Expenses are equal to the Fund’s annualized expense ratio of 1.67%, multiplied by the average account value over the period, multiplied by 158/365 (to reflect the period from June 22, 2012 through November 30, 2012).

(2)	Excluding dividends on short positions and interest expense, your actual cost of investing in the Fund would be $7.20.
(3)	Excluding dividends on short positions and interest expense, your hypothetical cost of investing in the Fund would be $7.28.

	Schooner Global Absolute Return Fund
	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	6/1/2012	11/30/2012	6/1/2012–11/30/2012(1)
Actual(2)	$1,000.00	$ 986.80	$10.21
Hypothetical(3)	$1,000.00	$1,014.79	$10.35

(1)
Expenses are equal to the Fund’s annualized expense ratio of 2.05%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).  Excluding dividends on short positions and interest expense, the Fund’s annualized expense ratio is 1.95%.

(2)	Excluding dividends on short positions and interest expense, your actual cost of investing in the Fund would be $9.71.
(3)	Excluding dividends on short positions and interest expense, your hypothetical cost of investing in the Fund would be $9.85.

SCHOONER FUND
Investment Highlights
(Unaudited)

The Fund’s primary investment objective is long-term capital appreciation with the generation of moderate current income. The Fund seeks to achieve its investment objective by investing its assets in a diversified portfolio of equity, convertible securities and single issuer equity call option securities of U.S. companies with large market capitalizations. The Fund considers companies with large market capitalizations (“large-cap companies”).  To be those companies with market capitalizations of $5 billion or more. The Fund’s investment strategy consists of a three tiered approach, including:

1)	manage an equity portfolio of U.S. large-cap companies;
2)	sell out-of-the-money single issuer call options against long equity positions;
3)	selectively purchase U.S. convertible securities.
4)	purchasing and/or selling combinations of index related puts and put spreads and call and call spreads.

The Fund’s allocation of portfolio assets as of November 30, 2012 is shown below.

Allocation of Portfolio Assets
(% of Net Assets)

Continued

SCHOONER GLOBAL ABSOLUTE RETURN FUND
Investment Highlights (Continued)
(Unaudited)

The Fund’s primary investment objective is capital appreciation while maintaining a low or negative correlation over time with major equity indices.  Under normal market conditions, the Fund will invest in, or have exposure to, securities of issuers from at least three different countries (including the United States), with at least 40% of the Fund’s net assets invested in foreign securities or derivative instruments with exposure to foreign securities, including emerging markets securities.

The Funds’ allocation of portfolio assets as of November 30, 2012 is shown below.

Allocation of Portfolio Assets
(% of Net Assets)

* Valued at the net unrealized appreciation (depreciation).

SCHOONER FUND
Investment Highlights (Continued)
(Unaudited)

Average Annual Total Returns as of November 30, 2012(1)

			Since	Since
			Inception	Inception
	1 Year	3 Years	(8/29/08)	(6/22/12)
Class A (with sales charge)	(1.64)%	3.31%	4.51%	—
Class A (without sales charge)	3.27%	5.00%	5.72%	—
Class I	—	—	—	(0.80)%
S&P 500 Index	16.13%	11.25%	4.67%	7.18%

(1)
With sales charge returns reflect the deduction of the current maximum initial sales charge of 4.75% for Class A. Returns without sales charges do not reflect the current maximum sales charges. Had the sales charges been included, the returns would have been lower.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 866-724-5997.

Short-term performance, in particular, is not a good indication of the Fund’s future performance, and an investment should not be made solely on returns.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total returns would be reduced.

The returns shown on the graph below and table above assume reinvestment of Fund distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The graph illustrates performance of a hypothetical investment made in the Fund and a broad-based securities index on the Fund’s inception date excluding any maximum initial sales charges. The graph does not reflect any future performance.

The S&P 500 Index includes 500 common stocks, most of which are listed on the New York Stock Exchange. The Index is a market capitalization-weighted index representing approximately two-thirds of the total market value of all domestic common stocks.

One cannot invest directly in an index.

SCHOONER GLOBAL ABSOLUTE RETURN FUND
Investment Highlights (Continued)
(Unaudited)

Average Annual Total Returns as of November 30, 2012

		Since
	1 Year	(11/7/11)*
Schooner Global Absolute Return Fund	(2.76)%	(2.74)%
BofA Merrill Lynch 3 Month Treasury Bill Index	0.09%	0.09%

*
On November 7, 2011, the Advisor took over management of the Fund following the Fund’s reorganization with the Nakoma Absolute Return Fund.  Due to the change in investment advisor, performance information is disclosed for the period after the Advisor began providing advisory services to the Fund (Note 1).

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 866-724-5997.

Short-term performance, in particular, is not a good indication of the Fund’s future performance, and an investment should not be made solely on returns.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total returns would be reduced.

The returns shown on the graph below and table above assume reinvestment of Fund distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The graph illustrates performance of a hypothetical investment made in the Fund and a broad-based securities index on the Fund’s inception date excluding any maximum initial sales charges. The graph does not reflect any future performance.

The BofA Merrill Lynch 3 Month Treasury Bill Index is an unmanaged index that tracks 3 Month U.S. Government Securities.

One cannot invest directly in an index.

SCHOONER FUNDS
Investment Highlights (Continued)
(Unaudited)

Schooner Fund (Class A)
Growth of $10,000 Investment

Schooner Fund (Class I)
Growth of $1,000,000 Investment

SCHOONER FUNDS
Investment Highlights (Continued)
(Unaudited)

Schooner Global Absolute Return Fund
Growth of $10,000 Investment

*
On November 7, 2011, the Advisor took over management of the Fund following the Fund’s reorganization with the Nakoma Absolute Return Fund.  Due to the change in investment advisor, performance information is disclosed for the period after the Advisor began providing advisory services to the Fund (Note 1).

SCHOONER FUND

Schedule of Investments

November 30, 2012 (Unaudited)

	Shares	Value

COMMON STOCKS 90.80%
Amusement, Gambling, and Recreation Industries 0.82%
Walt Disney Co.	25,000	$1,241,500

Beverage and Tobacco Product Manufacturing 2.58%
Coca Cola Co.	35,000	1,327,200
PepsiCo, Inc.	17,500	1,228,675
Philip Morris International, Inc.	15,000	1,348,200
		3,904,075

Broadcasting (except Internet) 1.47%
CBS Corp.	35,000	1,259,300
Comcast Corp.	26,000	966,680
		2,225,980

Building Material and Garden Equipment and Supplies Dealers 0.98%
Lowe’s Companies, Inc.	41,000	1,479,690

Chemical Manufacturing 5.75%
Abbott Laboratories	19,000	1,235,000
Bristol-Myers Squibb Co.	44,000	1,435,720
EI du Pont de Nemours & Co.	25,000	1,078,500
Eli Lilly & Co.	26,000	1,275,040
Johnson & Johnson	18,500	1,290,005
Merck & Co., Inc.	25,000	1,107,500
Pfizer, Inc.	50,000	1,251,000
		8,672,765

Computer and Electronic Product Manufacturing 11.45%
Activision Blizzard, Inc.	110,000	1,258,400
Agilent Technologies, Inc.	35,000	1,340,150
Broadcom Corp.	32,000	1,036,160
Cisco Systems, Inc.	60,000	1,134,600
Dell, Inc.	90,000	867,600
EMC Corp. (a)	45,000	1,116,900
Hewlett-Packard Co.	70,000	909,300
Intel Corp.	57,000	1,115,490
International Business Machines Corp.	7,000	1,330,490
Motorola Solutions, Inc.	20,000	1,089,000
NetApp, Inc. (a)(b)	40,000	1,268,400
Northrop Grumman Corp.	18,000	1,200,600
Raytheon Co.	20,000	1,142,600
St. Jude Medical, Inc.	35,000	1,199,800

The accompanying notes are an integral part of these financial statements.

SCHOONER FUND

Schedule of Investments (Continued)

November 30, 2012 (Unaudited)

	Shares	Value

Computer and Electronic Product Manufacturing 11.45% (Continued)
Texas Instruments, Inc.	43,000	$1,267,210
		17,276,700

Couriers and Messengers 0.84%
FedEx Corp.	14,200	1,271,326

Credit Intermediation and Related Activities 6.79%
American Express Co.	20,000	1,118,000
Bank Of New York Mellon Corp.	47,500	1,137,150
BB&T Corp.	42,500	1,197,225
Fifth Third Bancorp	75,000	1,098,000
JPMorgan Chase & Co.	35,000	1,437,800
PNC Financial Services Group, Inc.	18,000	1,010,520
SunTrust Banks, Inc.	51,000	1,384,650
Wells Fargo & Co.	34,000	1,122,340
Western Union Co.	60,000	756,600
		10,262,285

Data Processing, Hosting and Related Services 0.75%
Automatic Data Processing, Inc.	20,000	1,135,200

Electrical Equipment, Appliance, and Component Manufacturing 0.78%
General Electric Co.	56,000	1,183,280

Food Manufacturing 4.80%
Archer-Daniels-Midland Co.	49,000	1,308,300
ConAgra Foods, Inc.	40,000	1,194,400
General Mills, Inc.	32,000	1,311,680
HJ Heinz Co.	20,000	1,169,200
Kellogg Co.	20,000	1,109,200
Mondelez International, Inc.	45,000	1,165,050
		7,257,830

Food Services and Drinking Places 0.84%
McDonald’s Corp.	14,500	1,262,080

Insurance Carriers and Related Activities 4.20%
Aetna, Inc.	30,000	1,295,700
Aflac, Inc.	23,500	1,245,265
MetLife, Inc.	37,600	1,247,944
Prudential Financial, Inc.	22,700	1,183,124
UnitedHealth Group, Inc.	25,000	1,359,750
		6,331,783

The accompanying notes are an integral part of these financial statements.

SCHOONER FUND

Schedule of Investments (Continued)

November 30, 2012 (Unaudited)

	Shares	Value

Leather and Allied Product Manufacturing 0.90%
NIKE, Inc.	14,000	$1,364,720

Machinery Manufacturing 3.87%
Applied Materials, Inc.	80,000	858,400
Baker Hughes, Inc.	31,000	1,337,650
Caterpillar, Inc.	13,000	1,108,120
Dover Corp.	21,000	1,335,390
National Oilwell Varco, Inc.	17,500	1,195,250
		5,834,810

Management of Companies and Enterprises 1.50%
Goldman Sachs Group, Inc.	9,000	1,060,110
Morgan Stanley	71,000	1,197,770
		2,257,880

Merchant Wholesalers, Nondurable Goods 3.37%
Cardinal Health, Inc.	30,000	1,213,500
Monsanto Co.	14,000	1,282,260
Procter & Gamble Co.	19,000	1,326,770
Sysco Corp.	40,000	1,266,000
		5,088,530

Mining (except Oil and Gas) 0.78%
Freeport-McMoRan Copper & Gold, Inc.	30,000	1,170,300

Miscellaneous Manufacturing 4.63%
3M Co.	14,000	1,273,300
Baxter International, Inc.	15,000	994,050
Becton Dickinson & Co.	15,000	1,150,050
Medtronic, Inc.	25,000	1,052,750
Stryker Corp.	22,000	1,191,520
Zimmer Holdings, Inc.	20,000	1,319,400
		6,981,070

Miscellaneous Store Retailers 0.61%
Staples, Inc.	79,000	924,300

Motion Picture and Sound Recording Industries 0.94%
Time Warner, Inc.	30,000	1,419,000

Oil and Gas Extraction 2.15%
Apache Corp.	10,000	770,900

The accompanying notes are an integral part of these financial statements.

SCHOONER FUND

Schedule of Investments (Continued)

November 30, 2012 (Unaudited)

	Shares	Value

Oil and Gas Extraction 2.15% (Continued)
Hess Corp.	25,500	$1,265,055
Marathon Oil Corp.	39,000	1,203,150
		3,239,105

Other Information Services 2.94%
Facebook, Inc. (a)(b)	54,800	1,534,400
Google, Inc. (a)	2,000	1,396,740
Yahoo!, Inc. (a)	80,000	1,501,600
		4,432,740

Paper Manufacturing 1.60%
International Paper Co.	36,000	1,337,040
Kimberly-Clark Corp.	12,500	1,071,500
		2,408,540

Petroleum and Coal Products Manufacturing 3.39%
Chevron Corp.	12,000	1,268,280
ConocoPhillips	20,000	1,138,800
Exxon Mobil Corp.	13,500	1,189,890
Valero Energy Corp. (b)	47,000	1,516,220
		5,113,190

Pipeline Transportation 0.87%
Williams Companies, Inc.	40,000	1,313,600

Professional, Scientific, and Technical Services 0.82%
Omnicom Group, Inc.	25,000	1,243,500

Publishing Industries (except Internet) 3.43%
CA, Inc.	55,000	1,218,800
Microsoft Corp.	51,000	1,357,620
Oracle Corp.	40,000	1,284,000
Symantec Corp. (a)	70,000	1,313,200
		5,173,620

Rail Transportation 0.79%
CSX Corp.	60,000	1,185,600

Securities, Commodity Contracts, and Other Financial Investments
and Related Activities 0.91%
Charles Schwab Corp.	105,000	1,375,500

The accompanying notes are an integral part of these financial statements.

SCHOONER FUND

Schedule of Investments (Continued)

November 30, 2012 (Unaudited)

	Shares	Value

Support Activities for Mining 0.88%
Halliburton Co.	40,000	$1,334,000

Telecommunications 4.77%
AT&T, Inc.	46,000	1,569,980
CenturyLink, Inc.	34,000	1,320,560
DISH Network Corp. (a)(b)	42,000	1,555,680
Verizon Communications, Inc.	33,000	1,455,960
Viacom, Inc.	25,000	1,290,250
		7,192,430

Transportation Equipment Manufacturing 3.94%
Eaton Corp. PLC	15,000	782,400
Ford Motor Co.	120,000	1,374,000
General Dynamics Corp.	18,000	1,197,000
PACCAR, Inc.	28,000	1,230,320
United Technologies Corp.	25,000	1,368,000
		5,951,720

Utilities 4.15%
Duke Energy Corp.	17,000	1,084,940
Edison International	20,000	909,600
Entergy Corp.	18,000	1,143,720
Exelon Corp.	30,000	906,600
PG&E Corp.	27,000	1,105,650
Spectra Energy Corp.	40,000	1,118,000
		6,268,510

Waste Management and Remediation Services 0.87%
Waste Management, Inc.	40,500	1,319,085

Water Transportation 0.64%
Carnival Corp.	25,000	966,500

Total Common Stocks (Cost $132,067,657)		137,062,744

EXCHANGE-TRADED FUNDS 3.92%
Financial Select Sector SPDR Fund	375,000	5,910,000
Total Exchange-Traded Funds (Cost $5,520,144)		5,910,000

The accompanying notes are an integral part of these financial statements.

SCHOONER FUND

Schedule of Investments (Continued)

November 30, 2012 (Unaudited)

	Shares	Value
CONVERTIBLE PREFERRED STOCKS 2.68%
Oil and Gas Extraction 0.88%
Apache Corp.	30,000	$1,332,900

Securities, Commodity Contracts, and Other Financial Investments
and Related Activities 1.00%
AES Trust III	30,000	1,497,000

Transportation Equipment Manufacturing 0.80%
General Motors Co.	30,000	1,214,100

Total Convertible Preferred Stocks (Cost $4,093,778)		4,044,000

	Contracts
PURCHASED OPTIONS 0.81%
Call Options 0.81%
SPDR S&P 500 ETF Trust
Expiration: November, 2012, Exercise Price: $135.00	1,500	1,500
Expiration: November, 2012, Exercise Price: $136.00	6,500	6,500
Expiration: November, 2012, Exercise Price: $137.00	16,000	16,000
Expiration: November, 2012, Exercise Price: $138.00	1,500	1,500
Expiration: November, 2012, Exercise Price: $139.50	18,000	18,000
Expiration: November, 2012, Exercise Price: $140.00	10,000	10,000
Expiration: November, 2012, Exercise Price: $141.00	6,000	6,000
Expiration: December, 2012, Exercise Price: $140.00	5,000	235,000
Expiration: December, 2012, Exercise Price: $141.00	13,000	923,000
Total Purchased Options (Cost $4,819,746)		1,217,500

Total Investments (Cost $146,501,325) 98.21%		148,234,244
Other Assets in Excess of Liabilities 1.79%		2,707,619
TOTAL NET ASSETS 100.00%		$150,941,863

Percentages are stated as a percent of net assets.
(a)	Non-income producing security.
(b)	All or a portion of this security is pledged as collateral for written options and may be subject to call options written. See Note 2 in the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

SCHOONER FUND

Schedule of Options Written

November 30, 2012 (Unaudited)

	Contracts	Value
CALL OPTIONS
DISH Network Corp.
Expiration: December, 2012, Exercise Price: $35.00	420	$105,000
Facebook, Inc.
Expiration: December, 2012, Exercise Price: $22.00	548	328,800
NetApp, Inc.
Expiration: December, 2012, Exercise Price: $30.00	400	86,800
Valero Energy Corp.
Expiration: December, 2012, Exercise Price: $30.00	470	119,850
Total Options Written (Premiums received $230,160)		$640,450

The accompanying notes are an integral part of these financial statements.

SCHOONER GLOBAL ABSOLUTE RETURN FUND

Schedule of Investments

November 30, 2012 (Unaudited)

	Shares	Value
EXCHANGE-TRADED FUNDS 82.52%
iShares Barclays MBS Bond Fund	15,391	$1,667,461
iShares iBoxx Investment Grade Corporate Bond Fund	15,467	1,888,985
iShares Russell 2000 Growth Index Fund	702	65,644
SPDR Barclays Capital International Treasury Bond ETF	89,924	5,506,945
Vanguard Total Bond Market ETF (a)	422	35,845
Total Exchange-Traded Funds (Cost $9,072,163)		9,164,880
Total Investments (Cost $9,072,163) 82.52%		9,164,880
Other Assets in Excess of Liabilities 17.48%		1,941,522
TOTAL NET ASSETS 100.00%		$11,106,402

Percentages are stated as a percent of net assets.
(a)	Non-income producing security.

Schedule of Securities Sold Short

November 30, 2012 (Unaudited)

	Shares	Value

iShares Russell 2000 Value Index Fund	900	$65,880
Total Securities Sold Short (Proceeds $65,803)		$65,880

The accompanying notes are an integral part of these financial statements.

SCHOONER GLOBAL ABSOLUTE RETURN FUND

Schedule of Open Futures Contracts

November 30, 2012 (Unaudited)

	Number			Unrealized
	of Contracts	Notional	Settlement	Appreciation/
Description	Sold	Value	Month	(Depreciation)
British Pound Currency	8	$801,150	December-12	$2,550
Canadian Dollar Currency	3	301,980	December-12	4,401
Swiss Franc Currency	21	2,831,588	December-12	(42,447)
European Euro Currency	33	5,362,500	December-12	(41,265)
Japanese Yen Currency	28	4,248,300	December-12	196,871
CBOE Volatility Index	2	38,600	March-13	321
CBOE Volatility Index	4	81,600	April-13	494
CBOE Volatility Index	3	63,900	May-13	(86)
CBOE Volatility Index	2	43,800	June-13	(58)
Russell 2000 Mini	7	574,490	December-12	(1,645)
Russell 1000 Value Index	11	772,750	December-12	(1,099)
Soybean Oil Future (b)	19	567,036	January-13	12,686
WTI Crude Future (b)	8	715,920	February-13	(6,186)
Cotton No. 2 Future (b)	3	110,865	March-13	(519)
E-Mini Crude Oil (b)	1	44,745	February-13	(562)
E-Mini Natural Gas (b)	1	10,133	December-13	114
Copper Future (b)	7	638,750	March-13	(15,594)
Heating Oil Future (b)	2	257,099	January-13	(500)
Coffee Future (b)	1	56,475	March-13	3,264
Wheat Future (b)	12	547,950	March-13	10,986
Natural Gas Future (b)	16	648,480	December-13	14,848
Sugar #11 (b)	16	347,290	May-13	(1,256)
Mini Soybean Future (b)	1	13,045	November-13	51
Total Futures Contracts Sold		$19,078,446		$135,369

The accompanying notes are an integral part of these financial statements.

SCHOONER GLOBAL ABSOLUTE RETURN FUND

Schedule of Open Futures Contracts (Continued)

November 30, 2012 (Unaudited)

	Number			Unrealized
	of Contracts	Notional	Settlement	Appreciation/
Description	Purchased	Value	Month	(Depreciation)
Australian Dollar Currency	24	$2,498,400	December-12	$9,424
New Zealand Dollar Currency	34	2,784,260	December-12	(3,517)
Norwegian Krone Currency	8	2,820,000	December-12	43,363
CBOE Volatility Index	19	295,450	December-12	(2,171)
CBOE Volatility Index	17	291,550	January-13	(3,364)
S&P 500 Emini	54	3,818,880	December-12	1,533
Russell 1000 Growth Index	11	725,340	December-12	1,459
US 10 Year Note	3	400,922	March-13	1,583
US 5 Year Note	6	748,313	March-13	1,760
US Long Bond	2	300,125	March-13	1,383
Corn Future (b)	9	295,538	September-13	(1,981)
Cocoa Future (b)	7	174,860	March-13	93
Brent Crude Future (b)	6	661,500	February-13	2,303
Gold 100 OZ Future (b)	1	171,270	February-13	(1,414)
Live Cattle Future (b)	2	104,620	June-13	(720)
Lean Hogs Future (b)	15	531,450	October-13	729
Red Wheat Future (b)	12	562,050	March-13	(13,726)
Palladium Future (b)	4	275,280	March-13	10
Gas Oil Future (b)	3	281,700	May-13	767
Soybean Future (b)	4	260,900	November-13	(282)
Silver Future (b)	2	332,290	January-13	7,456
Soybean Meal Future (b)	15	555,450	October-13	(28,031)
Gasoline RBOB Future (b)	6	655,402	October-13	15,690
Mini Gold Future (b)	1	56,888	February-13	(436)
Mini Corn Future (b)	3	19,703	September-13	(86)
Mini Silver Future (b)	2	66,524	January-13	(1,755)
Total Futures
Contracts Purchased		$19,688,664		$30,070

(b)	Security held by SARIX Fund Ltd.

The accompanying notes are an integral part of these financial statements.

SCHOONER GLOBAL ABSOLUTE RETURN FUND

Schedule of Open Swap Contracts

November 30, 2012 (Unaudited)

		Number of		Interest	Termi-	Unrealized
		Contracts	Notional	Rate	nation	Appreciation/
Counterparty	Reference Entity	Purchased	Amount	Paid	Date	(Depreciation)
Barclays	Barclays Capital
Capital, Inc.	US Aggregate Index
	(LBUSTRUU2)	4,338	$8,009,110	(0.46)%	12/1/12	$12,320
Barclays
Capital, Inc.	Barclays Capital
	US Aggregate Index
	(LBUSTRUU3)	5,414	$10,006,659	(0.46)%	1/1/13	$(373)
			$18,015,769			$11,947

The accompanying notes are an integral part of these financial statements.

SCHOONER FUNDS

Statements of Assets and Liabilities

November 30, 2012 (Unaudited)

		Schooner Global
	Schooner	Absolute Return
	Fund	Fund
Assets
Investments, at value (cost $146,501,325
and $9,072,163, respectively)	$148,234,244	$9,164,880
Cash	5,673,815	836,958
Due from broker	—	1,188,479
Dividends and interest receivable	439,451	—
Receivable for investments sold	4,350	630,655
Deposits for short sales at broker	—	127,089
Unrealized appreciation on swaps	—	9,110
Receivable for Fund shares sold	391,569	20,000
Other assets	31,795	18,152
Total Assets	154,775,224	11,995,323
Liabilities
Options written, at value
(premiums received $230,160)	640,450	—
Short securities, at value (proceeds $65,803)	—	65,880
Variation margin on futures contracts	—	1,337
Payable for investments purchased	1,335,258	474,464
Payable for Fund shares redeemed	1,553,617	305,921
Unrealized depreciation on swaps	—	2,978
Payable to affiliates	87,792	28,317
Payable to Advisor	155,488	3,613
Payable for distribution fees	52,156	—
Accrued expenses and other liabilities	8,600	6,411
Total Liabilities	3,833,361	888,921
Net Assets	$150,941,863	$11,106,402
Net assets consist of:
Paid-in capital	$148,847,195	$40,948,053
Accumulated net investment income (loss)	431,949	(37,504)
Undistributed net realized gain (loss)	340,090	(30,074,173)
Net unrealized appreciation (depreciation) on:
Investments and purchased options	1,732,919	92,717
Swap contracts	—	11,947
Futures contracts	—	165,439
Securities sold short	—	(77)
Written options	(410,290)	—
Net Assets	$150,941,863	$11,106,402

The accompanying notes are an integral part of these financial statements.

SCHOONER FUNDS

Statements of Assets and Liabilities (Continued)

November 30, 2012 (Unaudited)

			Schooner Global
	Schooner		Absolute Return
	Fund		Fund
Class A Shares
Net assets	$135,733,928		$—
Shares of beneficial interest outstanding (unlimited
number of shares authorized, $0.001 par value)	5,780,429		—
Net asset value and redemption price per share	$23.48		$—
Maximum offering price per share	$24.65	(1)	$—

Class I Shares
Net assets	$15,207,935		$—
Shares of beneficial interest outstanding (unlimited
number of shares authorized, $0.001 par value)	646,741		—
Net asset value and redemption price per share	$23.51		$—

Investor Class Shares
Net assets	$—		$11,106,402
Shares of beneficial interest outstanding (unlimited
number of shares authorized, $0.001 par value)	—		616,943
Net asset value and redemption price per share	$—		$18.00

(1)	Reflects a maximum sales charge of 4.75% ($23.48/0.9525).

The accompanying notes are an integral part of these financial statements.

SCHOONER FUNDS

Statements of Operations

For the Six Months Ended November 30, 2012 (Unaudited)

		Schooner Global
	Schooner	Absolute Return
	Fund	Fund
Investment Income
Dividend income	$1,779,052	$136,755
Interest income	253	1
Total Investment Income	1,779,305	136,756
Expenses
Investment Advisory fees	898,977	112,410
Distribution fees	175,759	—
Administration fees	86,629	16,933
Transfer agent fees and expenses	35,284	11,656
Fund accounting fees	34,763	12,093
Custody fees	32,073	3,205
Federal and state registration fees	21,481	13,947
Audit and tax fees	9,338	9,578
Legal fees	6,581	3,238
Chief Compliance Officer fees and expenses	6,039	3,773
Reports to shareholders	4,939	1,764
Trustees’ fees and related expenses	2,958	2,869
Interest and Broker expenses	181	6,240
Dividend expense on short positions	—	565
Other expenses	4,259	2,054
Total Expenses	1,319,261	200,325
Expense recovery or (waivers) by Advisor Net (Note 4)	105,633	(60,672)
Net Expenses	1,424,894	139,653
Net Investment Income (Loss)	354,411	(2,897)
Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
Investments and purchased options	(3,030,934)	164,494
Futures contracts	—	(509,345)
Swap contracts	—	32,806
Securities sold short	—	(1,071)
Written options	(1,681,965)	—
Net change in unrealized appreciation (depreciation) on:
Investments and purchased options	3,941,732	100,280
Swap contracts	—	11,947
Futures contracts	—	28,954
Securities sold short	—	(5,988)
Written options	(682,145)	—
Net Realized and Unrealized Loss on Investments	(1,453,312)	(177,923)
Net Decrease in Net Assets from Operations	$(1,098,901)	$(180,820)

The accompanying notes are an integral part of these financial statements.

(This Page Intentionally Left Blank.)

SCHOONER FUND

Statements of Changes in Net Assets

		Six Months Ended
	November 30, 2012(1)	Year Ended
	(Unaudited)	May 31, 2012
From Operations
Net investment income	$354,411	$263,406
Net realized gain (loss) on:
Investments and purchased options	(3,030,934)	3,395,886
Written options	(1,681,965)	2,168,251
Net change in unrealized appreciation (depreciation) on:
Investments and purchased options	3,941,732	(4,438,963)
Written options	(682,145)	136,597
Net increase (decrease) in net assets from operations	(1,098,901)	1,525,177

From Distributions
Net investment income – Class A	—	(239,685)
Net investment income – Class I	—	—
Net realized gain on investments – Class A	—	(487,679)
Net realized gain on investments – Class I	—	—
Net decrease in net assets resulting
from distributions paid	—	(727,364)

From Capital Share Transactions
Proceeds from shares sold – Class A	39,652,781	94,460,976
Proceeds from shares sold – Class I	15,329,214	—
Net asset value of shares issued to shareholders in
payment of distributions declared – Class A	—	637,446
Payments for shares redeemed – Class A	(28,667,380)	(19,352,764)
Payments for shares redeemed – Class I	(25,888)	—
Net increase in net assets
from capital share transactions	26,288,727	75,745,658
Total Increase in Net Assets	25,189,826	76,543,471
Net Assets
Beginning of Period	$125,752,037	$49,208,566
End of Period	$150,941,863	$125,752,037
Accumulated Net Investment Income	$431,949	$77,450

(1)	The Class I shares commenced operation on June 22, 2012.

The accompanying notes are an integral part of these financial statements.

SCHOONER GLOBAL ABSOLUTE RETURN FUND

Statements of Changes in Net Assets

	Six Months Ended
	November 30, 2012	Year Ended
	(Unaudited)	May 31, 2012(1)(2)
From Operations
Net investment loss	$(2,897)	$(260,802)
Net realized gain (loss) on:
Investments and purchased options	164,494	1,940,236
Futures contracts	(509,345)	(331,783)
Swap contracts	32,806	14,180
Securities sold short	(1,071)	1,433,817
Net change in unrealized appreciation (depreciation) on:
Investments and purchased options	100,280	(3,320,218)
Swap contracts	11,947	—
Futures contracts	28,954	136,485
Securities sold short	(5,988)	784,924
Net increase (decrease) in net assets from operations	(180,820)	396,839

From Capital Share Transactions
Proceeds from shares sold	354,515	18,431,772
Payments for shares redeemed	(5,002,704)	(43,065,865)
Net decrease in net assets
from capital share transactions	(4,648,189)	(24,634,093)
Total Decrease in Net Assets	(4,829,009)	(24,237,254)
Net Assets
Beginning of Period	$15,935,411	$40,172,665
End of Period	$11,106,402	$15,935,411
Accumulated Net Investment Income (Loss)	$(37,504)	$(34,607)

(1)	Operations prior to November 7, 2011 are that of the Nakoma Absolute Return Fund, the accounting survivor of the Reorganization (Note 1).
(2)	Formerly the Nakoma Absolute Return Fund (Note 1).

The accompanying notes are an integral part of these financial statements.

SCHOONER FUND

Financial Highlights – Class A

Net Asset Value, Beginning of Period

Income (loss) from investment operations:
Net investment income (loss)(2)
Net realized and unrealized gain (loss) on investments
Total from investment operations

Less distributions paid:
From net investment income
From net realized gain on investments
Total distributions paid
Net Asset Value, End of Period

Total return(3)(4)

Supplemental Data and Ratios:
Net assets, end of period (000’s)
Ratio of expenses to average net assets
Before waivers and reimbursements of expenses(5)
After waivers and reimbursements of expenses(5)
Ratio of net investment income (loss) to average net assets
Before waivers and reimbursements of expenses(5)
After waivers and reimbursements of expenses(5)
Portfolio turnover rate(4)

(1)	The Fund commenced operations on August 29, 2008.
(2)	Per share net investment income (loss) was calculated using average shares outstanding.
(3)
Total return in the table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.  Excludes the effect of applicable sales charges.

(4)	Not annualized for periods less than one year.
(5)	Annualized for periods less than one year.
(6)
Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share in the period.  It does not agree to the aggregate gains in the Statement of Operations due to fluctuation in share transactions during the period.

(7)	Amount is less than 0.5 cent per share.
(8)
The ratio of expenses to average net assets includes broker interest and interest expense.  The before waiver and expense reimbursement and after waiver and expense reimbursement ratios excluding broker interest and interest expense were 1.84% and 1.99%, and 1.96% and 1.99% for the six months ended November 30, 2012, and for the year ended May 31, 2012, respectively.

The accompanying notes are an integral part of these financial statements.

Per Share Data for a Share Outstanding Throughout each Period

Six Months Ended
November 30, 2012		Year Ended		Year Ended	Year Ended	Period Ended
(Unaudited)		May 31, 2012		May 31, 2011	May 31, 2010	May 31, 2009(1)
$23.62		$23.11		$21.65	$18.90	$20.00

0.06		0.09		0.08	(0.17)	0.07
(0.20)		0.69		2.45	3.26	(1.12	)(6)
(0.14)		0.78		2.53	3.09	(1.05)

—		(0.09)		(0.04)	0.00 (7)	(0.05)
—		(0.18)		(1.03)	(0.34)	—
—		(0.27)		(1.07)	(0.34)	(0.05)
$23.48		$23.62		$23.11	$21.65	$18.90
(0.63)%		3.39%		11.81%	16.34%	(5.21)%

$135,734		$125,752		$49,209	$13,930	$4,003

1.84	%(8)	1.97	%(8)	2.31%	3.97%	7.96%
1.99	%(8)	2.00	%(8)	2.00%	2.00%	2.00%

0.63%		0.40%		0.04%	(2.76)%	(5.42)%
0.48%		0.37%		0.35%	(0.79)%	0.54%
58.65%		92.02%		179.08%	123.54%	95.55%

The accompanying notes are an integral part of these financial statements.

SCHOONER FUND

Financial Highlights – Class I

Per Share Data for a Share Outstanding Throughout the Period

	Period Ended
	November 30, 2012
	(Unaudited)(1)
Net Asset Value, Beginning of Period	$23.71
Income (loss) from investment operations:
Net investment income(2)	0.13
Net realized and unrealized loss on investments	(0.33)
Total from investment operations	(0.20)
Net Asset Value, End of Period	$23.51
Total return(3)(4)	(0.80)%
Supplemental Data and Ratios:
Net assets, end of period (000’s)	$15,208
Ratio of expenses to average net assets
Before waivers and reimbursements of expenses(5)	1.67	%(6)
After waivers and reimbursements of expenses(5)	1.67	%(6)
Ratio of net investment income (loss) to average net assets
Before waivers and reimbursements of expenses(5)	1.24%
After waivers and reimbursements of expenses(5)	1.24%
Portfolio turnover rate(4)	58.65%

(1)	The Class I shares commenced operations on June 22, 2012.
(2)	Per share net investment income (loss) was calculated using average shares outstanding.
(3)	Total return in the table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(4)	Not annualized for periods less than one year.
(5)	Annualized for periods less than one year.
(6)
The ratio of expenses to average net assets includes broker interest and interest expense.  The before waiver and expense reimbursement and after waiver and expense reimbursement ratios excluding broker interest and interest expense were 1.67% and 1.67%, respectively, for the period ended November 30, 2012.

The accompanying notes are an integral part of these financial statements.

(This Page Intentionally Left Blank.)

SCHOONER GLOBAL ABSOLUTE RETURN FUND

Financial Highlights

Net Asset Value, Beginning of Period

Income (loss) from investment operations:
Net investment income (loss)
Net realized and unrealized gain (loss) on investments and securities sold short
Total from investment operations

Less distributions paid:
From net investment income
From net realized gain on investments
Return of capital
Total distributions paid
Net Asset Value, End of Period

Total return(4)(5)

Supplemental Data and Ratios:
Net assets, end of period (000’s)
Ratio of expenses to average net assets, excluding dividend and interest expense on securities sold short, after waivers and reimbursements of expenses(7)
Ratio of dividend and interest expense on securities sold short to average net assets(7)
Ratio of expenses to average net assets, including dividend and interest expense on securities sold short, after waivers and reimbursements of expenses(7)
Ratio of expenses to average net assets, including dividend and interest expense on securities sold short, before waivers and reimbursements of expenses(7)
Ratio of net investment income (loss) to average
net assets, after waivers and reimbursements of expenses(7)
Ratio of net investment income (loss) to average
net assets, before waivers and reimbursements of expenses(7)
Portfolio turnover rate-long positions, excluding short positions(5)

(1)	Operations prior to November 7, 2011 are that of the Nakoma Absolute Return Fund, the accounting survivor of the Reorganization (Note 1).
(2)	Formerly the Nakoma Absolute Return Fund (Note 1).
(3)
Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share in the period.  It does not agree to the aggregate gains and losses in the Statement of Operations due to the fluctuation in share transactions.

(4)	Total return in the table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(5)	Not annualized for periods less than one year.
(6)	Reflects the Nakoma Capital Management, LLC’s waiver or reimbursement of a portion of its management fees and/or other operating expenses.
(7)	Annualized for periods less than one year.

The accompanying notes are an integral part of these financial statements.

Per Share Data for a Share Outstanding Throughout each Period

	Year	Year		Year	Year		Year
Six Months Ended	Ended	Ended		Ended	Ended		Ended
November 30, 2012	May 31,	May 31,		May 31,	May 31,		May 31,
(Unaudited)	2012(1)	2011(2)		2010(2)	2009(2)		2008(2)
$18.24	$18.14	$19.43		$21.32	$21.18		$21.19

(0.02)	(0.30)	(1.50)		(0.49)	(0.26)		(0.16)
(0.22)	0.40	0.21	(3)	(1.40)	0.40	(3)	0.20	(3)
(0.24)	0.10	(1.29)		(1.89)	0.14		0.04

—	—	—		—	—		(0.02)
—	—	—		—	—		—
—	—	—		—	—		(0.03)
—	—	—		—	—		(0.05)
$18.00	$18.24	$18.14		$19.43	$21.32		$21.18
(1.32)%	0.55%	(6.64)%		(8.86)%	0.66%		0.18%

$11,105	$15,935	$40,173		$173,335	$231,895		$109,402

1.95%	1.96%	1.99	%(6)	1.85%	1.86	%(6)	1.99	%(6)
0.10%	0.72%	0.98%		0.79%	0.69%		0.62%

2.05%	2.68%	2.97	%(6)	2.64%	2.55	%(6)	2.61	%(6)

2.94%	4.23%	3.12%		2.64%	2.48%		2.57%

(0.04)%	(1.47)%	(2.34	)%(6)	(1.99)%	(1.79	)%(6)	(0.59	)%(6)

(0.93)%	(3.02)%	(2.49)%		(1.99)%	(1.72)%		(0.55)%
121%	457%	120%		126%	115%		124%

The accompanying notes are an integral part of these financial statements.

SCHOONER FUNDS
Notes to Financial Statements
November 30, 2012 (Unaudited)

(1)	Organization

Trust for Professional Managers (the “Trust”) was organized as a Delaware statutory trust under a Declaration of Trust dated May 29, 2001. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end diversified management investment company. The Schooner Fund, formerly known as the Schooner Growth and Income Fund, and Schooner Global Absolute Return Fund, formerly known as the Nakoma Absolute Return Fund (the “Fund” or “Funds”), represent distinct series with their own investment objectives and policies within the Trust.  The assets of the Funds are segregated, and a shareholder’s interest is limited to the Fund in which shares are held.  The Trust may issue an unlimited number of shares of beneficial interest at $0.001 par value.  Costs incurred by the Schooner Fund in connection with the organization, registration and the initial public offering its shares were paid by Schooner Investment Group, LLC (the “Advisor”).

The Schooner Fund became effective and commenced operations on August 29, 2008.  The Schooner Fund currently offers both Class A shares and Class I shares.  Effective June 22, 2012, the Schooner Fund began offering Class I shares.  Class A shares are subject to an initial maximum sales charge of 4.75% imposed at the time of purchase. The sales charge declines as the amount purchased increases as set forth in the Fund’s prospectus. The investment objective of the Schooner Fund is long-term capital appreciation with the generation of moderate current income. The investment objective of the Schooner Global Absolute Return Fund is capital appreciation while maintaining a low or negative correlation over time with the major equity indices.

On November 7, 2011, the Schooner Global Absolute Return Fund (the “Schooner Global Fund”) acquired all of the assets and assumed all of the liabilities of the Nakoma Absolute Return Fund (the “Nakoma Fund”), a series of Nakoma Mutual Funds, in a tax-free exchange of shares and the subsequent liquidation of the Nakoma Fund (the “Reorganization”).  The Agreement and Plan of Reorganization was approved by the Board of Trustees of Nakoma Mutual Funds (“Nakoma Board”).  Pursuant to an agreement between Nakoma Capital Management, LLC (“Nakoma”) and the Advisor both parties agreed to equally share all expenses incurred in connection with the Reorganization, and the Advisor agreed to make certain payments to Nakoma for a period of five years following the completion of the Reorganization.

The Nakoma Fund was the accounting survivor of the Reorganization.  Consequently the Nakoma Fund’s financial history has been adopted by the Schooner Global Fund.  As a result, the financial history in this annual report for the periods prior to November 7, 2011 is that of the Nakoma Fund.  The Schooner Global Fund acquired the Nakoma Fund shares, through a tax-free exchange using a 1-for-1 exchange ratio.

SCHOONER FUNDS
Notes to Financial Statements (Continued)
November 30, 2012 (Unaudited)

Number of shares outstanding of the Nakoma Fund prior to merger	840,622
Merger Exchange Ratio	1.000
Merger Conversion Ratio	1.000
Number of shares of the Schooner Global Fund
issued for shares of the Nakoma Fund	840,622
Unrealized appreciation of the Nakoma Fund prior to merger	$0
Unrealized appreciation of the Schooner Global Fund prior to merger	$0

There were no undistributed income or gain amounts unpaid prior to the merger of the Nakoma Fund.

	Prior to Merger	After Merger
Net assets of the Nakoma Fund	$15,582,906	$0
Net assets of the Schooner Global Fund	$0	$15,582,906

For financial reporting purposes, the net assets received and shares issued by the Schooner Global Fund were recorded at fair value.

The Statement of Operations reflects the operations of the Nakoma Fund for the period before the Reorganization and the operations of the Schooner Global Fund for the period after the Reorganization.  If the Reorganization had occurred on the first day of the Nakoma Fund’s fiscal year, the pro forma results of operations for the period ended May 31, 2012 would be unchanged as the Schooner Global Fund had no operations prior to November 7, 2011.

Since November 7, 2011, the Schooner Global Fund has been managed as a single, integrated portfolio.  As a result, it is not practicable to separate the amounts of revenue and earnings attributable to the Nakoma Fund that are included in the Statement of Operations between November 7, 2011 and May 31, 2012.

This semi-annual report covers, in part, the period from June 1, 2011, the first date of the Nakoma Fund’s fiscal year, through May 31, 2012, the fiscal year end of the Schooner Global Fund.  Information shown includes data for the period from June 1, 2011 through November 6, 2011 (“Pre-Merger Period”) which belongs to the Nakoma Fund, combined with data for the period from November 7, 2011 through May 31, 2012 (“Post-Merger Period”) which belongs to the Schooner Global Fund.

(2)	Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

(a)	Investment Valuation

Each security owned by the Funds that is listed on a securities exchange is valued at its last sale price on that exchange on the date as of which assets are valued.  When the security is listed on more than one exchange, the Funds will use the price of the exchange that the Funds generally consider to be the principal exchange on which the stock is traded.

SCHOONER FUNDS
Notes to Financial Statements (Continued)
November 30, 2012 (Unaudited)

Fund securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”) will be valued at the NASDAQ Official Closing Price (“NOCP”), which may not necessarily represent the last sale price.  If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation.  If there has been no sale on such exchange or on NASDAQ on such day, the security is valued at the mean between the bid and asked prices on such day.  When market quotations are not readily available, any security or other asset is valued at its fair value as determined under procedures approved by the Trust’s Board of Trustees.  These fair value procedures will also be used to price a security when corporate events, events in the securities market and/or world events cause the Advisor to believe that a security’s last sale price may not  reflect its actual fair value.  The intended effect of using fair value pricing procedures is to ensure that the Funds are accurately priced.

Debt securities other than short-term instruments are valued at the mean between the closing bid and asked prices provided by a pricing service (“Pricing Service”).  If the closing bid and asked prices are not readily available, the Pricing Service may provide a price determined by a matrix pricing method or other analytical pricing models.  Short-term debt securities such as commercial paper, bankers acceptances and U.S. Treasury Bills, having a maturity of less than 60 days are valued at amortized cost.  If a short-term debt security has a maturity of greater than 60 days, it is valued at market price.  Any discount or premium is accreted or amortized on a straight-line basis until maturity.

Exchange-traded options are valued at the composite price, using the National Best Bid and Offer quotes (“NBBO”).  NBBO consists of the highest bid price and lowest ask price across any of the exchanges on which an option is quoted, thus providing a view across the entire U.S. options marketplace.  Specifically, composite pricing looks at the last trades on the exchanges where the options are traded.  If there are no trades for the option on a given business day, composite option pricing calculates the mean of the highest bid price and lowest ask price across the exchanges where the option is traded.

Futures contracts are valued at the last sale price at the closing of trading on the relevant exchange or board of trade.  If there was no sale on the applicable exchange or board of trade on such day, they are valued at the average of the quoted bid and ask prices as of the close of such exchange of board of trade.

Swap agreements are generally traded over the counter and are valued by a Pricing Service using observable inputs.  On at least a weekly basis, the Advisor shall compare the prices provided by the Pricing Service against the prices provided by another independent dealer to assure the reasonableness of the prices.  If a price provided by a Pricing Service differs from the price provided by the independent dealer by 10% or more or the Advisor otherwise believes that the price provided by the Pricing Service is inaccurately stated, the Advisor shall price the swap using the average of two prices obtained by independent dealers.  In the event the Advisor determines the price of a swap in this manner does not represent market value, the fair value of the subject swap shall be determined in accordance with the Trust’s fair value procedures.

SCHOONER FUNDS
Notes to Financial Statements (Continued)
November 30, 2012 (Unaudited)

Redeemable securities issued by open-end, registered investment companies, including money market funds, are valued at the net asset value (“NAV”) of such companies for purchase and/or redemption orders placed on that day.

Financial Accounting Standards Board (“FASB”) Accounting Standards Codification, “Fair Value Measurements and Disclosures” Topic 820 (“ASC 820”), establishes an authoritative definition of fair value and sets out a hierarchy for measuring fair value.  ASC 820 requires an entity to evaluate certain factors to determine whether there has been a significant decrease in volume and level of activity for the security such that recent transactions and quoted prices may not be determinative of fair value and further analysis and adjustment may be necessary to estimate fair value.  ASC 820 also requires enhanced disclosure regarding the inputs and valuation techniques used to measure fair value in those instances as well as expanded disclosure of valuation levels for each class of investments.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Quoted prices in active markets for identical securities.
Level 2 –	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used, as of November 30, 2012, in valuing the Funds’ investments carried at fair value:

Schooner Fund

	Level 1	Level 2	Level 3	Total
Assets(1):
Common Stocks	$137,062,744	$—	$—	$137,062,744
Exchange-Traded Funds	5,910,000	—	—	5,910,000
Convertible
Preferred Stocks	4,044,000	—	—	4,044,000
Purchased Options	1,217,500	—	—	1,217,500
Total Assets	$148,234,244	$—	$—	$148,234,244

Liabilities:
Written Options	$640,450	$—	$—	$640,450
Total Liabilities	$640,450	$—	$—	$640,450

SCHOONER FUNDS
Notes to Financial Statements (Continued)
November 30, 2012 (Unaudited)

Schooner Global Absolute Return Fund

	Level 1	Level 2	Level 3	Total
Assets(1):
Exchange-Traded Funds	$9,164,880	$—	$—	$9,164,880
Total Assets	$9,164,880	$—	$—	$9,164,880

Liabilities:
Securities Sold Short	$65,880	$—	$—	$65,880
Total Liabilities	$65,880	$—	$—	$65,880

Other Financial
Instruments(2)	$177,386	$—	$—	$177,386

(1)	See the Schedule of Investments for industry classifications.

(2)
Other financial instruments are futures contracts and interest rate swap contracts not reflected in the Schedule of Investments, which are reflected at the net unrealized appreciation (depreciation) on the instrument.

The Funds did not invest in any Level 3 investments during the six months ended November 30, 2012. During the six months ended November 30, 2012, there were no transfers between levels for the Funds. It is each Funds policy to record transfers between levels as of the end of the reporting period.

(b)	Foreign Securities and Currency Transactions

Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation.  Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Funds do not isolate the portion of the results of operations from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held.  Realized foreign exchange gains or losses arising from sales of portfolio securities and sales and maturities of short-term securities are reported within realized gain (loss) on futures contracts.  Net unrealized foreign exchange gains and losses arising from changes in the values of investments in securities from fluctuations in exchange rates are reported within unrealized gain (loss) on investments.

(c)	Derivative Instruments

Schooner Fund

The Fund invested in derivative instruments such as purchased and written options during the year.

SCHOONER FUNDS
Notes to Financial Statements (Continued)
November 30, 2012 (Unaudited)

The fair value of derivative instruments as reported within the Statement of Assets and Liabilities as of November 30, 2012:

	Asset Derivatives		Liability Derivatives
Derivatives not
accounted for
as hedging	Statement of Assets &		Statement of Assets &
instruments	Liabilities Location	Value	Liabilities Location	Value
Equity Contracts –	Investments,		Options written,
Options	at value	$1,217,500	at value	$640,450
Total		$1,217,500		$640,450

The effect of derivative instruments on the Statement of Operations for the period ended November 30, 2012:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income

Derivatives not accounted for	Purchased	Written
as hedging instruments	Options(1)	Options	Total
Equity Contracts	$(5,796,137)	$(1,681,965)	$(7,478,102)
Total	$(5,796,137)	$(1,681,965)	$(7,478,102)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted for	Purchased	Written
as hedging instruments	Options(1)	Options	Total
Equity Contracts	$(3,855,518)	$(682,145)	$(4,537,663)
Total	$(3,855,518)	$(682,145)	$(4,537,663)

(1)	Reflected within investments on the Statement of Operations.

Schooner Global Absolute Return Fund

The Fund invested in derivative instruments such as futures contracts and swap contracts during the year.

SCHOONER FUNDS
Notes to Financial Statements (Continued)
November 30, 2012 (Unaudited)

The fair value of derivative instruments as reported within the Statement of Assets and Liabilities as of November 30, 2012:

	Asset Derivatives		Liability Derivatives
Derivatives not
accounted for
as hedging	Statement of Assets &		Statement of Assets &
instruments	Liabilities Location	Value	Liabilities Location	Value
Equity Contracts –	Net assets –		Net assets –
Futures	Unrealized		Unrealized
	appreciation*	$3,807	depreciation*	$(8,423)
Foreign Exchange	Net assets –		Net assets –
Contracts –	Unrealized		Unrealized
Futures	appreciation*	256,609	depreciation*	(87,229)
Interest Rate	Net assets –		Net assets –
Contracts –	Unrealized		Unrealized
Futures	appreciation*	4,726	depreciation*	—
Commodity	Net assets –		Net assets –
Contracts –	Unrealized		Unrealized
Futures	appreciation*	68,997	depreciation*	(73,048)
Interest Rate	Appreciation		Depreciation
Contracts –	on Swap		on Swap
Swaps	Agreements	12,320	Agreements	(373)
Total		$346,459		$(169,073)

*
Reflects cumulative unrealized appreciation (depreciation) of futures contracts as reported in the Schedule of Open Futures Contracts.  Only the current days variation margin is reflected in the Statement of Assets and Liabilities.

The effect of derivative instruments on the Statement of Operations for the period ended November 30, 2012:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income

Derivatives not accounted for
as hedging instruments	Futures	Swaps	Total
Equity Contracts	$(586,438)	$—	$(586,438)
Foreign Exchange Contracts	109,442	—	109,442
Interest Rate Contracts	15,602	32,806	48,408
Total	$(461,394)	$32,806	$(428,588)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted for
as hedging instruments	Futures	Swaps	Total
Equity Contracts	$(67,445)	$—	$(67,445)
Currency Contracts	103,934	—	103,934
Interest Rate Contracts	(3,484)	11,947	8,463
Commodity Contracts	(4,051)	—	(4,051)
Total	$28,954	$11,947	$40,901

SCHOONER FUNDS
Notes to Financial Statements (Continued)
November 30, 2012 (Unaudited)

Options

GAAP requires enhanced disclosures about the Funds’ derivative activities, including how such activities are accounted for and their effect on the Funds’ financial position and results of operations.

The Funds are subject to equity price risk in the normal course of pursuing their investment objectives. The Funds enter into written call options to hedge against changes in the value of equities. The Funds’ option component of overall investment strategy is often referred to as a “buy-write” strategy (also called a “covered call” strategy), in which the Advisor writes (sells) a call option contract while at the same time owning an equivalent number of shares of the underlying stock to generate moderate current income. The writing of call options is intended to reduce the volatility of the portfolio and to earn premium income.  Written call options expose the Funds to minimal counterparty credit risk since they are exchange traded and the exchange’s clearing house guarantees the options against default. The Funds may also purchase put options to provide protection against adverse price effects from anticipated changes in prices of securities. In addition, the Funds enter into written put options to hedge against changes in the value of purchased put options.

The Funds may purchase and write call and put options on securities and indices and enter into related closing transactions.  As a holder of a call option, the Funds have the right, but not the obligation, to purchase a security at the exercise price during the exercise period.  As the writer of a call option, the Funds have the obligation to sell the security at the exercise price during the exercise period in the event the option is exercised.  As a holder of a put option, the Funds have the right, but not the obligation, to sell a security at the exercise price during the exercise period.  As the writer of a put option, the Funds have the obligation to buy the underlying security at the exercise price during the exercise period.

When the Funds write an option, an amount equal to the premium received by the Funds is recorded as a liability and is subsequently adjusted to the current fair value of the option written.  Premiums received from writing options that expire unexercised are treated by the Funds on the expiration date as realized gains from options written.  The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss.  If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Funds have realized a gain or a loss.  If a put option is exercised, the premium is deducted from the cost basis of the security purchased.  The Funds, as writers of an option, bear the market risk of an unfavorable change in the price of the security underlying the written option.

When purchasing options, the Funds will recognize a realized loss equal to the premium paid to purchase the option, if the option expires unexercised. The difference between the proceeds received on effecting a closing sale transaction and the premium

SCHOONER FUNDS
Notes to Financial Statements (Continued)
November 30, 2012 (Unaudited)

paid will be recognized as a realized gain or loss.  If a put option is exercised, the premium paid is deducted from the proceeds on the sale of the underlying security in determining whether the Funds have a realized gain or loss.

Transactions in options written during the six months ended November 30, 2012 for the Schooner Fund were as follows:

	Call Options
	Contracts	Premiums
Outstanding, beginning of year	26,268	$2,294,668
Options written	130,499	12,272,929
Options terminated in closing transactions	(151,218)	(13,843,643)
Options exercised	(3,695)	(465,482)
Options expired	(16)	(28,312)
Outstanding, end of year	1,838	$230,160

	Put Options
	Contracts	Premiums
Outstanding, beginning of year	0	$0
Options written	7,800	649,962
Options terminated in closing transactions	(5,800)	(473,015)
Options exercised	0	0
Options expired	(2,000)	(176,947)
Outstanding, end of year	0	$0

As of November 30, 2012, the fair value of long positions which served as collateral for call options written was $5,874,700.

As of May 31, 2012, there were 4,850 purchased options contracts outstanding.  During the six months ended November 30, 2012, 434,455 options contracts were purchased, 100,031 purchased options contracts expired, and 263,790 purchased options contracts were terminated in closing transactions.  As of November 30, 2012, there were 77,500 purchased options contracts outstanding.

The Schooner Global Fund did not have any option transactions during the period.

Futures and Forward Currency Contracts

The Funds may enter into foreign currency forward exchange contracts primarily to hedge against foreign currency exchange rate risks on its investments.  When entering into a forward currency contract, the Funds agree to receive or deliver a fixed quantity of foreign currency for an agreed-upon price at a future date.  The market value of the contract fluctuates with changes in currency exchange rates.  The contract is marked-to-market daily and the change in market value is recorded by the Funds as an unrealized gain or loss.  The Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

SCHOONER FUNDS
Notes to Financial Statements (Continued)
November 30, 2012 (Unaudited)

The Funds may enter into futures contracts traded on domestic exchanges, including stock index futures contracts. Upon entering into a contract, the Funds deposit and maintain as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Funds as unrealized gains and losses. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. A stock index futures contract does not involve the physical delivery of the underlying stocks in the index. As collateral for futures contracts, the Funds are required under the 1940 Act to maintain assets consisting of cash, cash equivalents or liquid securities. This collateral is required to be adjusted daily to reflect the market value of the purchase obligation for long futures contracts or the market value of the instrument underlying the contract, but not less than the market price at which the futures contract was established, for short futures contracts.  At November 30, 2012, the Schooner Global Fund had cash and equivalents deposited as collateral with the broker for futures contracts of $771,598.

The risks inherent in the use of futures contracts include 1) adverse changes in the value of such instruments and 2) the possible absence of a liquid secondary market for any particular instrument at any time. Futures contracts also expose the Funds to counterparty credit risk. The Funds will not enter into these contracts unless they own either 1) an offsetting position in the securities or 2) cash and liquid assets with a value marked-to-market daily, sufficient to cover their potential obligations.

The average monthly notional amount of futures during the period was as follows:

	Schooner	Schooner Global
	Fund	Absolute Return Fund
Long Futures	—	$16,645,869
Short Futures	—	$14,958,719

Swap Agreements

The Funds are subject to equity price risk in the normal course of pursuing their investment objectives.  The Funds may enter into various swap transactions for investment purposes to manage equity risk.  These would be two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular pre-determined investments or instruments.  The gross returns to be exchanged or “swapped” between parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index or market segment.  Changes in the value of swap agreements are recognized as unrealized gains or losses in the “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day.  Payments received or paid at the

SCHOONER FUNDS
Notes to Financial Statements (Continued)
November 30, 2012 (Unaudited)

beginning of the agreement are referred to as upfront payments.  The Funds amortize upfront payments and/or accrue for the fixed payment stream on swap agreements on a daily basis with the net amount recorded as a component of unrealized gain or loss until contracts are closed.  A liquidation payment received or made at the termination of the swap agreement is recorded as a realized gain or loss on the Statement of Operations.  The Funds segregate liquid securities having a value at least equal to the amount of its current obligation under any swap transaction.  Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and counterparty risk.  The Funds’ maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the contract’s remaining life, to the extent that amount is positive.  As of November 30, 2012, there were two swap contracts outstanding.  The counterparty participating in those contracts is Barclays Capital, Inc.  For the six months ended November 30, 2012, the Schooner Global Fund recorded net realized gains of $32,806 resulting from swap activity.

The Schooner Fund did not invest in swaps during the period.  The average monthly notional amount of swaps during the period for the Schooner Global Fund was $3,011,365.

(d)	Short Positions

Each Fund may sell a security it does not own in anticipation of a decline in the fair value of that security. When either Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale.  A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of a short sale.  For financial statement purposes, an amount equal to the settlement amount is included in the Statement of Assets and Liabilities as a liability.  The amount of the liability is subsequently marked-to-market to reflect the current value of the short positions.  Subsequent fluctuations in the market prices of the securities sold, but not yet purchased, may require purchasing the securities at prices which could differ from the amount reflected in the Statement of Assets and Liabilities.  Each Fund is liable for any dividends or interest payable on securities while those securities are in a short position. Such amounts are recorded on the ex-dividend date as a dividend expense. As collateral for its short positions, each Fund is required under the 1940 Act to maintain segregated assets consisting of cash, cash equivalents or liquid securities. The segregated assets are valued consistent with Note 2a above.  The amount of segregated assets is required to be adjusted daily to reflect changes in the fair value of the securities sold short.  At November 30, 2012, the Schooner Fund and Schooner Global Fund had collateral of $0 and $127,089, respectively, for securities sold short.  The Schooner Global Fund’s deposit with broker for securities sold short is with one major securities dealer.

SCHOONER FUNDS
Notes to Financial Statements (Continued)
November 30, 2012 (Unaudited)

(e)	Federal Income Taxes

The Funds comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, necessary to qualify as regulated investment companies and make the requisite distributions of income and capital gains to their shareholders sufficient to relieve them from all or substantially all federal income taxes.  Therefore, no federal income tax provision has been provided.

As of and during the year ended May 31, 2012, the Funds did not have a liability for any unrecognized tax benefits.  The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.  During the year, the Funds did not incur any interest or penalties.  The Funds are not subject to examination by U.S. taxing authorities for the tax years prior to the year ended May 31, 2009.

(f)	Distributions to Shareholders

The Funds will distribute net investment income and net realized long- or short-term capital gains at least annually. Distributions from net realized gains for book purposes may include short-term capital gains. All short-term capital gains are included in ordinary income for tax purposes. Distributions to shareholders are recorded on the ex-dividend date. The Funds may also pay a special distribution at the end of the calendar year to comply with federal tax requirements.

Income and capital gain distributions may differ from GAAP, primarily due to timing differences in the recognition of income and gains and losses by the Funds. To the extent that these differences are attributable to permanent book and tax accounting differences, they are reclassified in the components of net assets.

(g)	Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(h)	Share Valuation

The net asset value (“NAV”) per share of each Fund is calculated by dividing the sum of the value of the securities held by each Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for each Fund, rounded to the nearest cent. The Funds’ shares will not be priced on the days on which the New York Stock Exchange is closed for trading. The Schooner Fund charged a 2.00% redemption fee for shares redeemed within seven days through September 27, 2010. These fees were deducted from the redemption proceeds otherwise payable to the shareholder. The Schooner Fund retained the fee charged as an increase in paid-in capital and such fees became part of the Schooner Fund’s daily NAV calculation.  Effective September 28, 2010, the redemption fee was

SCHOONER FUNDS
Notes to Financial Statements (Continued)
November 30, 2012 (Unaudited)

eliminated from the Schooner Fund.  There were no redemption fees charged during the periods presented for the Funds.

(i)	Consolidation of Subsidiary

The financial statements include the accounts of SARIX Fund Ltd. (the “Subsidiary”), a wholly-owned and controlled subsidiary of the Schooner Global Fund.  All intercompany accounts and transactions have been eliminated in consolidation.  The Schooner Global Fund may invest up to 25% of its total assets in its Subsidiary.  The Subsidiary acts as an investment vehicle in order to invest in commodity-linked derivative instruments consistent with the Schooner Global Fund’s investment objectives and policies.  As of November 30, 2012, the Subsidiary’s net assets were $448,046, which represented  4% of the Schooner Global Fund’s net assets.

The Subsidiary is an exempted Cayman investment company and as such is not subject to Cayman Islands taxes at the present time.  For U.S. income tax purposes, the Subsidiary is a Controlled Foreign Corporation (“CFC”) not subject to U.S. income taxes.  As a wholly-owned CFC, however, the Subsidiary’s net income and capital gains will be included each year in the Schooner Global Fund’s investment company taxable income.

(j)	Expenses

Expenses associated with a specific fund in the Trust are charged to that fund. Common expenses are typically allocated evenly between the funds of the Trust, or by other equitable means. Expenses directly attributable to a specific class of shares are charged to that class.

(k)	Other

Investment transactions are recorded on the trade date. The Funds determine the gain or loss from investment transactions using the first in – first out (FIFO) method by comparing the original cost of the security lot sold with the net sale proceeds. Dividend income and expense is recognized on the ex-dividend date and interest income and expense is recognized on an accrual basis.

(3)	Federal Tax Matters

Schooner Fund

The tax character of distributions paid to the Schooner Fund’s shareholders is as follows:

	Ordinary Income	Long-Term Capital Gains
Year ended May 31, 2012	$251,914	$475,450
Year ended May 31, 2011	$1,216,629	520,737

The Schooner Fund designated as long-term capital gain dividends, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce earnings and profits of the Fund related to net capital gain to zero for the tax year ended May 31, 2012.

SCHOONER FUNDS
Notes to Financial Statements (Continued)
November 30, 2012 (Unaudited)

As of May 31, 2012, the components of accumulated earnings (losses) on a tax basis were as follows:

Cost basis of investments for federal income tax purposes(1)	$130,417,915
Gross tax unrealized appreciation	$4,902,536
Gross tax unrealized depreciation	(7,425,104)
Net tax unrealized depreciation	(2,522,568)
Undistributed ordinary income	6,827,152
Undistributed long-term capital gain	1,393,805
Total distributable earnings	8,220,957
Other accumulated gain/(loss)	(2,504,820)
Total accumulated earnings/(loss)	$3,193,569

(1)	Excludes written options.

The difference between book-basis and tax-basis distributable earnings is attributable primarily to the tax deferral of losses on wash sales, mark-to-market on 1256 contracts and straddle adjustments.

Schooner Global Absolute Return Fund

There were no distributions paid during the fiscal year ended May 31, 2011, and the fiscal year ended May 31, 2012.

As of May 31, 2012, the components of accumulated losses on a tax basis were as follows:

Cost basis of investments for federal income tax purposes	$13,837,663
Gross tax unrealized appreciation	$87,333
Gross tax unrealized depreciation	(157,600)
Net unrealized depreciation	(70,267)
Undistributed ordinary income	30,839
Undistributed long-term gains	—
Total tax distributable earnings	30,839
Other accumulated gain/loss	(29,621,403)
Total accumulated losses	$(29,660,831)

The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales.

On the Statement of Assets and Liabilities, the following adjustments were made for permanent tax adjustments:

Undistributed	Accumulated
Net Investment	Net Realized
Income/(Loss)	Loss
$226,195	$(226,195)

SCHOONER FUNDS
Notes to Financial Statements (Continued)
November 30, 2012 (Unaudited)

The Fund intends to utilize provisions of the federal income tax laws prior to the RIC Modernization Act of 2010 which allow it to carryforward capital losses for eight years following the year of loss and offset such losses against any future realized capital gains.  Any future losses realized must be utilized prior to previously generated losses, therefore it is possible that all or a portion of the capital loss carryforwards may expire.  At May 31, 2012, the Fund had capital loss carryforwards as follows:

	Capital Loss
Generated	Carryforward	Expiration
May 31, 2008	$144,298	May 31, 2016
May 31, 2009	12,569,991	May 31, 2017
May 31, 2010	7,000,309	May 31, 2018
May 31, 2011	9,509,982	May 31, 2019

As of May 31, 2012, the Fund had $402,735 of post-October losses.

(4)	Investment Advisor

The Trust has an Investment Advisory Agreement (the “Agreement”) with the Advisor to furnish investment advisory services to the Funds. Under the terms of the Agreement, the Trust, on behalf of the Funds, compensates the Advisor for its management services at the annual rate of 1.25% for the Schooner Fund and 1.65% for the Schooner Global Fund of each Fund’s average daily net assets.  Prior to November 7, 2011, Nakoma was compensated for its management services at an annual rate of 1.50% of the Nakoma Fund’s average daily net assets.  During the Post-Merger Period, the Advisor earned $129,235 for its management services.  During the Pre-Merger Period, Nakoma earned $146,348 for its management services.  For a discussion of the Reorganization, see Note 1.

The Advisor has contractually agreed to waive its management fee and/or reimburse the Funds’ other expenses to the extent necessary to ensure that the Funds’ operating expenses (excluding front-end or contingent deferred loads, taxes, leverage, interest, acquired fund fees and expenses, dividends on short sales, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary items) do not exceed 1.99%, 1.74% and 1.95% (the “Expense Limitation Cap”) of the Funds’ average daily net assets for Schooner Fund – Class A and Class I and Schooner Global Fund, respectively.  Prior to September 28, 2011 the Expense Limitation Cap for the Schooner Fund – Class A was 2.00%.  The Expense Limitation Caps are in effect through at least September 28, 2021 for the Funds, and subject to approval by the Advisor and Board of Trustees thereafter. For the six months ended November 30, 2012, expenses of $0 for Schooner Fund – Class A shares, $0 for Schooner Fund – Class I shares and $59,736 for Schooner Global Absolute Return Fund were waived or reimbursed by the Advisor. Any such waiver or reimbursement is subject to later adjustment to allow the Advisor to recoup amounts waived or reimbursed to the extent actual fees and expenses for a fiscal period are less than the Expense Limitation Cap; provided, however, that the Advisor shall only be entitled to recoup such amounts over the following three fiscal years.  For the six months ended

SCHOONER FUNDS
Notes to Financial Statements (Continued)
November 30, 2012 (Unaudited)

November 30, 2012, previously waived expenses of $105,633 were recouped by the Advisor for the Schooner Fund – Class A. The following table shows the remaining waived or reimbursed expenses for the Funds subject to potential recovery expiring:

	Schooner	Schooner Global
	Fund	Absolute Return Fund
May 31, 2013	$62,303	—
May 31, 2014	$101,299	—
May 31, 2015	$9,820	$92,177
November 30, 2015	$—	$59,736

During the Pre-Merger Period, Nakoma reduced its advisory fee and/or reimbursed expenses of the Nakoma Fund to the extent necessary to maintain the Nakoma Fund’s total annual expense ratio at no greater than 1.99% of the Nakoma Fund’s Expense Limitation Cap operating expenses, excluding those amounts defined above.  For the Pre-Merger Period Nakoma reimbursed expenses of $180,591, pursuant to the Expense Limitation Cap.  These expenses, as well as expenses reimbursed in prior fiscal years, are no longer subject to recoupment.

(5)	Distribution and Shareholder Servicing Plan

The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plan”), on behalf of the Schooner Fund, which authorizes it to pay Quasar Distributors, LLC (the “Distributor”) a distribution fee of 0.25% of the Fund’s average daily net assets for Class A shares, for services to prospective Fund shareholders and distribution of Fund shares.  The Distributor earned fees of $175,759 from Class A shares during the six months ended November 30, 2012.  At November 30, 2012, the Distributor was owed fees of $52,156 for Class A shares.

(6)	Related Party Transactions

U.S. Bancorp Fund Services, LLC (“USBFS” or the “Administrator”) acts as the Funds’ Administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Funds; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Funds’ custodian, transfer agent and fund accountant; coordinates the preparation and payment of the Funds’ expenses; and reviews the Funds’ expense accruals.  For the six months ended November 30, 2012, administration fees of $86,629 were incurred for the Schooner Fund.  At November 30, 2012, the Administrator was owed fees of $45,531 for the Schooner Fund.  For the six-months ended November 30, 2012, USBFS earned administration fees of $16,933 for the Schooner Global Absolute Return Fund.  At November 30, 2012, the Administrator was owed fees of $3,997 for the Schooner Global Absolute Return Fund.

USBFS also serves as the fund accountant and transfer agent to the Funds. U.S. Bank N.A. (“US Bank”), an affiliate of USBFS, serves as the Funds’ custodian.  For the six months ended November 30, 2012, the Schooner Fund incurred $34,763, $35,284, and $32,073 in fund accounting, transfer agency, and custody fees, respectively.  For

SCHOONER FUNDS
Notes to Financial Statements (Continued)
November 30, 2012 (Unaudited)

the six-months ended November 30, 2012, USBFS earned $12,093, $11,656, and $3,205 in fund accounting, transfer agency, and custody fees, respectively from the Schooner Global Absolute Return Fund.  At November 30, 2012, fees of $17,280, $10,134, and $11,805 were owed for fund accounting, transfer agency, and custody fees, respectively for the Schooner Fund.  At November 30, 2012, fees of $5,930, $13,593 and $1,013 were owed for fund accounting, transfer agency, and custody fees, respectively for the Schooner Global Fund.

The Schooner Fund has a line of credit with US Bank (see Note 10).

The Distributor acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares. The Distributor is an affiliate of USBFS and US Bank.

Certain officers of the Funds are also employees of USBFS.  A Trustee of the Trust is affiliated with USBFS and US Bank.  This same Trustee is an interested person of the Distributor.

The Trust’s Chief Compliance Officer is also an employee of USBFS.  For the six months ended November 30, 2012, $6,039 and $3,773 of the Trust’s Chief Compliance Officer fee was allocated to the Schooner Fund and Schooner Global Absolute Return Fund, respectively.  At November 30, 2012 fees of $3,042 and $3,785 were owed for the Chief Compliance Officer’s services from the Schooner Fund and Schooner Global Absolute Return Fund, respectively.

(7)	Capital Share Transactions

Transactions in shares of the Schooner Fund were as follows:

	Six Months Ended	Year Ended
Class A Shares	November 30, 2012	May 31, 2012
Shares sold	1,666,848	3,991,274
Shares issued in reinvestment of distributions	—	27,643
Shares redeemed	(1,209,390)	(825,264)
Net increase	457,458	3,193,653

	Six Months Ended
Class I Shares	November 30, 2012(1)
Shares sold	647,838
Shares redeemed	(1,097)
Net increase	646,741

(1)	Class I shares commenced operations on June 22, 2012.

Transactions in shares of the Schooner Global Absolute Return Fund were as follows:

	Six Months Ended	Year Ended
___________	November 30, 2012	May 31, 2012(1)
Shares sold	19,576	995,984
Shares redeemed	(276,210)	(2,337,265)
Net decrease	(256,634)	(1,341,281)

(1)	Transactions prior to November 7, 2011 are that of the Nakoma Fund.

SCHOONER FUNDS
Notes to Financial Statements (Continued)
November 30, 2012 (Unaudited)

(8)	Investment Transactions
The aggregate purchases and sales of securities, excluding short-term investments and options, for the Funds for the six months ended November 30, 2012 are summarized below.  There were no purchases or sales of U.S. Government securities for the Funds.

	Schooner	Schooner Global
	Fund	Absolute Return Fund
Purchases	$92,281,929	$14,006,679
Sales	$80,318,889	$18,873,968

(9)	Beneficial Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the Fund, under Section 2(a)(9) of the 1940 Act. At November 30, 2012, Charles Schwab & Co., Inc. and National Financial Services, LLC, for the benefit of its customers, held 43.7% and 33.0% of the Schooner Fund’s outstanding Class A shares, respectively, and Charles Schwab & Co. held 62.9% of the Schooner Fund’s outstanding Class I shares.  Charles Schwab & Co. held 75.9% of the shares of the Schooner Global Absolute Return Fund.

(10)	Line of Credit

At November 30, 2012, the Schooner Fund had a line of credit in the amount of $500,000, which matures on August 15, 2013.  This unsecured line of credit is intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions.  Interest will be accrued at the prime rate. The credit facility is with the Fund’s custodian, U.S. Bank, N.A.  During the six months ended November 30, 2012, the Schooner Fund had borrowings on the line of credit on nine days, with an average borrowing and interest rate on those days of $397,778 and 3.25%, respectively. Interest expense of $181 incurred during the year is included within interest and broker expenses on the Statement of Operations. $500,000 was the maximum amount of borrowings outstanding at various points during the six months ended November 30, 2012.

SCHOONER FUND
Basis for Trustee’s Approval of Investment Advisory Agreement
(Unaudited)

The Board of Trustees (the “Trustees”) of Trust for Professional Managers (the “Trust”) met on August 30, 2012 to consider the renewal of the Investment Advisory Agreement (the “Agreement”) between the Trust, on behalf of the Schooner Fund (the “Fund”), a series of the Trust, and Schooner Investment Group, LLC, the Fund’s investment advisor (the “Advisor”).  In advance of the meeting, the Trustees requested and received materials to assist them in considering the renewal of the Agreement.  The materials provided contained information with respect to the factors enumerated below, including a copy of the Agreement, a memorandum prepared by the Trust’s outside legal counsel discussing in detail the Trustees’ fiduciary obligations and the factors they should assess in considering the renewal of the Agreement, detailed comparative information relating to the Fund’s performance, as well as the management fees and other expenses of the Fund, due diligence materials relating to the Advisor (including a due diligence questionnaire completed on behalf of the Fund by the Advisor, the Advisor’s Form ADV, select financial statements of the Advisor, bibliographic information of the Advisor’s key management and compliance personnel, comparative fee information for the Fund and a summary detailing key provisions of the Advisor’s written compliance program, including its Code of Ethics) and other pertinent information.  The Trustees also received information periodically throughout the year that was relevant to the Agreement renewal process, including performance, management fee and other expense information.  Based on their evaluation of the information provided by the Advisor, in conjunction with the Fund’s other service providers, the Trustees, by a unanimous vote (including a separate vote of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”)), approved the continuation of the Agreement for an additional one-year term ending August 31, 2013.

DISCUSSION OF FACTORS CONSIDERED

In considering the renewal of the Agreement and reaching their conclusions, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below.

1.	NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED TO THE FUND

The Trustees considered the nature, extent and quality of services provided by the Advisor to the Fund and the amount of time devoted by the Advisor’s staff to the Fund’s operations.  The Trustees considered the Advisor’s specific responsibilities in all aspects of day-to-day management of the Fund, as well as the qualifications, experience and responsibilities of Gregory R. Levinson and Anthony B. Fusco, the Fund’s portfolio managers, as well as other key personnel at the Advisor involved in the day-to-day activities of the Fund.  The Trustees noted that Mr. Fusco was appointed as the Fund’s assistant portfolio manager in September 2011.  The Trustees observed that the Advisor does not manage any other accounts that utilize strategies similar to those employed by the Fund.  The Trustees reviewed the structure of the Advisor’s compliance program and the Advisor’s marketing activities and goals and its continuing commitment to the growth of Fund assets.  The Trustees noted that during the course of the prior year they had met with the Advisor in person to discuss various performance, marketing and compliance

SCHOONER FUND
Basis for Trustee’s Approval of Investment Advisory Agreement
(Unaudited) (Continued)

issues.  The Trustees also noted any services that extended beyond portfolio management, and they considered the trading capability of the Advisor.  The Trustees discussed in detail the Advisor’s handling of compliance matters, including the reports of the Trust’s chief compliance officer to the Trustees on the effectiveness of the Advisor’s compliance program.  The Trustees concluded that the Advisor had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Agreement and that the nature, overall quality and extent of the management services to be provided to the Fund, as well as the Advisor’s compliance program, were satisfactory and reliable.

2.	INVESTMENT PERFORMANCE OF THE FUND AND THE ADVISOR

The Trustees discussed the Fund’s performance for Class A shares for the year-to-date, one-year and three-year periods ended July 31, 2012.  In assessing the quality of the portfolio management services delivered by the Advisor, the Trustees also compared the short-term and long-term performance of the Class A shares of the Fund on both an absolute basis and in comparison to its benchmark index, the S&P 500 Index, and in comparison to a peer group of U.S. open-end long/short equity funds, as constructed by data presented by Morningstar, Inc. (the “Morningstar Peer Group”).

The Trustees noted that the Fund’s performance for Class A shares for the year-to-date, one-year and three-year periods ended July 31, 2012 each fell into the first quartile, above the Morningstar Peer Group averages for all periods.  The Trustees further noted that the Fund’s performance for its Class A shares for the one-year and three-year periods ended July 31, 2012 was the best among the Morningstar Peer Group.  The Trustees also noted that for the year-to-date period ended May 31, 2012 and for the one-year and since inception periods ended December 31, 2011, the Class A shares of the Fund had outperformed the S&P 500 Index.  The Trustees noted that the Fund’s performance for the three-year period ended December 31, 2011 lagged the S&P 500 Index.

After considering all of the information, the Trustees concluded that the performance obtained by the Advisor for the Fund was satisfactory under current market conditions.  Although past performance is not a guarantee or indication of future results, the Trustees determined that the Fund and its shareholders were likely to benefit from the Advisor’s continued management.

3.	COSTS OF SERVICES PROVIDED AND PROFITS REALIZED BY THE ADVISOR

The Trustees considered the cost of services and the structure of the Advisor’s fees, including a review of the expense analyses and other pertinent material with respect to the Fund.  The Trustees reviewed the related statistical information and other materials provided, including the comparative expenses, expense components and peer group selection.  The Trustees considered the cost structure of the Fund relative to its Morningstar Peer Group, as well as the fee waivers and expense reimbursements of the Advisor.

The Trustees also considered the overall profitability of the Advisor, reviewing the Advisor’s financial information and noted that the Advisor had previously subsidized the Fund’s operations and had not fully recouped those subsidies.  The Trustees also

SCHOONER FUND
Basis for Trustee’s Approval of Investment Advisory Agreement
(Unaudited) (Continued)

examined the level of profits that could be expected to accrue to the Advisor from the fees payable under the Agreement and the expense subsidization undertaken by the Advisor, as well as the Fund’s brokerage commissions and use of soft dollars by the Advisor.  These considerations were based on materials requested by the Trustees and the Fund’s administrator specifically for the August 30, 2012 meeting, as well as the presentations made by the Advisor over the course of the year.

The Trustees noted that the Fund’s contractual management fee of 1.25% was the highest of its Morningstar Peer Group, above the Morningstar Peer Group average of 1.12%, which fell within in the second quartile.  The Trustees noted that the Advisor agreed to reduce the Fund’s total operating expenses (net of fee waivers and reimbursements) for Class A shares from 2.00% to 1.99%, effective as of September 28, 2011.  The Trustees observed that the Fund’s total expenses (net of fee waivers and expense reimbursements) of 1.99% for Class A shares was above the Morningstar Peer Group average of 1.70%, each falling within the third quartile.

The Trustees concluded that the Fund’s expenses and the management fees paid to the Advisor were fair and reasonable in light of the comparative performance, expense and management fee information.  The Trustees noted that the Advisor’s profit from sponsoring the Fund had not been, and currently was not, excessive and the Advisor maintained adequate profit levels to support its services to the Fund from the revenues of its overall investment advisory activities.

4.	EXTENT OF ECONOMIES OF SCALE AS THE FUND GROWS

The Trustees compared the Fund’s expenses relative to the Morningstar Peer Group and discussed realized and potential economies of scale.  The Trustees also reviewed the structure of the Fund’s management fee and whether the Fund was large enough to generate economies of scale for shareholders or whether economies of scale would be expected to be realized as Fund assets grow (and if so, how those economies of scale were being or would be shared with shareholders).  The Trustees noted that the Fund’s management fee structure did not contain any breakpoint reductions as the Fund’s assets grow in size, but that the feasibility of incorporating breakpoints would continue to be reviewed on a regular basis.  With respect to the Advisor’s fee structure and any applicable expense waivers, the Trustees concluded that the current fee structure was reasonable and reflected a sharing of economies of scale between the Advisor and the Fund at the Fund’s current asset level.

5.	BENEFITS DERIVED FROM THE RELATIONSHIP WITH THE FUND

The Trustees considered the direct and indirect benefits that could be realized by the Advisor from its association with the Fund.  The Trustees examined the brokerage and commissions of the Advisor with respect to the Fund.  The Trustees concluded that the benefits the Advisor may receive, such as greater name recognition or increased ability to obtain research or brokerage services, appear to be reasonable, and in many cases may benefit the Fund through growth in assets.

SCHOONER FUND
Basis for Trustee’s Approval of Investment Advisory Agreement
(Unaudited) (Continued)

CONCLUSIONS

The Trustees considered all of the foregoing factors.  In considering the renewal of the Agreement, the Trustees did not identify any one factor as all-important, but rather considered these factors collectively in light of the Fund’s surrounding circumstances.  Based on this review, the Trustees, including a majority of the Independent Trustees, approved the renewal of the Agreement as being in the best interests of the Fund and its shareholders.

SCHOONER FUNDS
Notice of Privacy Policy & Practices

We collect non-public personal information about you from the following sources:

•information we receive about you on applications or other forms;

•information you give us orally; and

•information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities.  We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Funds.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibility.  All shareholder records will be disposed of in accordance with applicable law.  We maintain physical, electronic and procedural safeguards to protect your non-public personal information and require third parties to treat your non-public personal information with the same high degree of confidentiality.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

SCHOONER FUNDS
Additional Information
(Unaudited)

Tax Information

The Schooner Fund designated 39.43% of its ordinary income distribution for the year ended May 31, 2012 as qualified dividend income under the Jobs and Growth Tax Relief Reconciliation Act of 2003.

For the year ended May 31, 2012, 39.36% of dividends paid from net ordinary income qualified for the dividends received deduction available to corporate shareholders.

The Schooner Fund designated 4.85% of taxable ordinary income distributions as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(c) for the year ended May 31, 2012.

Indemnifications

Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Information about Trustees

The business and affairs of the Trust are managed under the direction of the Board of Trustees. Information pertaining to the Trustees of the Trust is set forth below. The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 866-724-5997.

Independent Trustees

Other
				Number of	Directorships
		Term of	Principal	Portfolios	Held by
	Position(s)	Office and	Occupation(s)	in Trust	Trustee
Name,	Held with	Length of	During the Past	Overseen	During the
Address and Age	the Trust	Time Served	Five Years	by Trustee	Past Five Years

Dr. Michael D. Akers	Trustee	Indefinite	Professor and	26	Independent
615 E. Michigan St.		Term; Since	Chair, Department		Trustee, USA
Milwaukee, WI 53202		August 22,	of Accounting,		MUTUALS
Age: 57		2001	Marquette University		(an open-end
			(2004–present).		investment
company with
two portfolios).

Gary A. Drska	Trustee	Indefinite	Pilot, Frontier/	26	Independent
615 E. Michigan St.		Term; Since	Midwest Airlines, Inc.		Trustee, USA
Milwaukee, WI 53202		August 22,	(airline company)		MUTUALS
Age: 56		2001	(1986–present).		(an open-end
investment
company with
two portfolios).

SCHOONER FUNDS
Additional Information (Continued)
(Unaudited)

Other
				Number of	Directorships
		Term of	Principal	Portfolios	Held by
	Position(s)	Office and	Occupation(s)	in Trust	Trustee
Name,	Held with	Length of	During the Past	Overseen	During the
Address and Age	the Trust	Time Served	Five Years	by Trustee	Past Five Years

Jonas B. Siegel	Trustee	Indefinite	Retired; Managing	26	Independent
615 E. Michigan St.		Term; Since	Director, Chief		Trustee, Gottex
Milwaukee, WI 53202		October 23,	Administrative		Multi-Asset
Age: 69		2009	Officer (“CAO”) and		Endowment
			Chief Compliance		Fund complex
			Officer (“CCO”),		(three closed-
			Granite Capital		end investment
			International Group,		companies);
			L.P. (an investment		Independent
			management firm)		Trustee, Gottex
			(1994–2011); Vice		Multi-Alternatives
			President, Secretary,		Fund complex
			Treasurer and CCO		(three closed-
			of Granum Series		end investment
			Trust (an open-end		companies);
			investment company)		Independent
			(1997–2007); President,		Manager,
			CAO and CCO, Granum		Ramius IDF
			Securities, LLC		Fund Complex
			(a broker-dealer)		(two closed-end
			(1997–2007).		investment
companies).

Interested Trustee and Officers

Joseph C. Neuberger(1)	Chairperson,	Indefinite	Executive Vice	26	Trustee,
615 E. Michigan St.	President	Term; Since	President, U.S.		Buffalo Funds
Milwaukee, WI 53202	and	August 22,	Bancorp Fund		(an open-end
Age: 50	Trustee	2001	Services, LLC		investment
			(1994–present).		company with
ten portfolios);
Trustee, USA
MUTUALS (an
open-end
investment
company with
two portfolios).

SCHOONER FUNDS
Additional Information (Continued)
(Unaudited)

Other
				Number of	Directorships
		Term of	Principal	Portfolios	Held by
	Position(s)	Office and	Occupation(s)	in Trust	Trustee
Name,	Held with	Length of	During the Past	Overseen	During the
Address and Age	the Trust	Time Served	Five Years	by Trustee	Past Five Years

John Buckel	Vice	Indefinite	Mutual Fund	N/A	N/A
615 E. Michigan St.	President,	Term; Since	Administrator,
Milwaukee, WI 53202	Treasurer	January 10,	U.S. Bancorp Fund
Age: 55	and	2008 (Vice	Services, LLC
	Principal	President);	(2004–present).
	Accounting	Since
	Officer	September
10, 2008
(Treasurer)

Robert M. Slotky	Vice	Indefinite	Senior Vice	N/A	N/A
615 E. Michigan St.	President,	Term; Since	President,
Milwaukee, WI 53202	Chief	January 26,	U.S. Bancorp Fund
Age: 65	Compliance	2011	Services, LLC
	Officer and		(2001–present).
Anti-Money
Laundering
Officer

Rachel A. Spearo	Secretary	Indefinite	Vice President,	N/A	N/A
615 E. Michigan St.		Term; Since	U.S. Bancorp Fund
Milwaukee, WI 53202		November 15,	Services, LLC
Age: 33		2005	(2004–present).

Jennifer A. Lima	Assistant	Indefinite	Mutual Fund	N/A	N/A
615 E. Michigan St.	Treasurer	Term; Since	Administrator, U.S.
Milwaukee, WI 53202		January 10,	Bancorp Fund
Age: 38		2008	Services, LLC
(2002–present).

Jesse J. Schmitting	Assistant	Indefinite	Mutual Fund	N/A	N/A
615 E. Michigan St.	Treasurer	Term; Since	Administrator, U.S.
Milwaukee, WI 53202		July 21,	Bancorp Fund
Age: 30		2011	Services, LLC
(2008–present).

(1)
Mr. Neuberger is an “interested person” of the Trust as defined by the 1940 Act. Mr. Neuberger is an interested person of the Trust by virtue of the fact that he is an interested person of Quasar Distributors, LLC, the Funds’ principal underwriter.

A NOTE ON FORWARD LOOKING STATEMENTS (Unaudited)

Except for historical information contained in this report for the Funds, the matters discussed in this report may constitute forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. These include any Advisor or portfolio manager predictions, assessments, analyses or outlooks for individual securities, industries, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for the Funds in the current Prospectus, other factors bearing on this report include the accuracy of the Advisor’s or portfolio manager’s forecasts and predictions, and the appropriateness of the investment programs designed by the Advisor or portfolio managers to implement their strategies efficiently and effectively. Any one or more of these factors, as well as other risks affecting the securities markets and investment instruments generally, could cause the actual results of the Funds to differ materially as compared to benchmarks associated with the Funds.

ADDITIONAL INFORMATION (Unaudited)

The Funds have adopted proxy voting policies and procedures that delegate to the Advisor the authority to vote proxies. A description of the Funds’ proxy voting policies and procedures is available without charge, upon request, by calling the Funds toll free at 866-724-5997. A description of these policies and procedures is also included in the Funds’ Statement of Additional Information, which is available on the SEC’s website at http://www.sec.gov.

The Schooner Fund’s proxy voting record for the most recent 12-month period ended June 30 is available and the Schooner Global Fund will be available without charge, upon request by calling toll free, 866-724-5997 or by accessing the SEC’s website at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC four times each fiscal year at quarter-ends. The Funds file their schedule of portfolio holdings with the SEC on Form N-CSR (second and fourth quarters) and on Form N-Q (first and third quarters). Shareholders may view the Funds’ Forms N-CSR and N-Q on the SEC’s website at http://www.sec.gov. Forms N-CSR and N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the SEC’s Public Reference Room may be obtained by calling 1-202-551-8090 (direct) or 1-800-SEC-0330 (general SEC number).

HOUSEHOLDING (Unaudited)

In an effort to decrease costs, the Funds intend to reduce the number of duplicate prospectuses and annual and semi-annual reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Funds reasonably believe are from the same family or household.  Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 866-724-5997 to request individual copies of these documents.  Once the Funds receive notice to stop householding, the Funds will begin sending individual copies 30 days after receiving your request.  This policy does not apply to account statements.

(This Page Intentionally Left Blank.)

SCHOONER FUNDS

Investment Advisor	Schooner Investment Group, LLC
676 East Swedesford Road
Suite 130
Wayne, Pennsylvania 19087

Legal Counsel	Godfrey & Kahn, S.C.
780 North Water Street
Milwaukee, Wisconsin 53202

Independent Registered Public	Cohen Fund Audit Services, Ltd.
Accounting Firm	1350 Euclid Avenue, Suite 800
Cleveland, Ohio 44115

Transfer Agent, Fund Accountant and	U.S. Bancorp Fund Services, LLC
Fund Administrator	615 East Michigan Street
Milwaukee, Wisconsin 53202

Custodian	U.S. Bank, N.A.
Custody Operations
1555 North River Center Drive
Suite 302
Milwaukee, Wisconsin 53212

Distributor	Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

This report is intended for shareholders of the Funds and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)  Not Applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to previous Form N-CSR filed August 9, 2012.

(b)
(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(c)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)   Trust for Professional Managers

By (Signature and Title)* /s/ John Buckel
  John Buckel, President

Date February 7, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ John Buckel
  John Buckel, President

Date February 7, 2013

By (Signature and Title)* /s/ Jennifer Lima
 Jennifer Lima, Treasurer

Date February 7, 2013

* Print the name and title of each signing officer under his or her signature.